As filed with the Securities and Exchange Commission on January 23, 2002
                                                     1933 Act File No. 002-62347
                                                     1940 Act File No. 811-02860


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]
                       Pre-Effective Amendment No. ___                      [ ]
                      Post-Effective Amendment No. 31                       [X]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 31                               [X]


                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                   First Investors Cash Management Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b)
     [x]  on January 29, 2002 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

         Cover Sheet

         Contents of Registration Statement

         Combined Prospectus for First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Fund For Income, Inc. and First Investors Investment Grade Fund, a series of First Investors Series Fund


         Prospectus for First Investors Cash Management Fund, Inc.


         Combined Statement of Additional Information for First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., First Investors Fund For Income, Inc. and First Investors Investment Grade Fund, a series of First Investors Series Fund


         Part C - Other Information


         Signature Page

         Exhibits

[FIRST INVESTORS LOGO]


TAXABLE BOND AND MONEY MARKET FUNDS

CASH MANAGEMENT
GOVERNMENT
INVESTMENT GRADE
FUND FOR INCOME

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is January 29, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
INTRODUCTION ..............................................................  3

FUND DESCRIPTIONS

Cash Management Fund......................................................   4
Government Fund..........................................................   10
Investment Grade Fund ..................................................... 16
Fund For Income............................................................ 22

FUND MANAGEMENT.............................................................28

BUYING AND SELLING SHARES

How and when do the Funds price their shares?.............................. 29
How do I buy shares?....................................................... 29
Which class of shares is best for me?...................................... 30
How do I sell shares?...................................................... 31
Can I exchange my shares for the shares of other First Investors Funds?.... 32

ACCOUNT POLICIES

What about dividends and capital gain distributions?....................... 33
What about taxes?.......................................................... 33
How do I obtain a complete explanation
of all account privileges and policies?.................................... 34

FINANCIAL HIGHLIGHTS........................................................35

Cash Management Fund........................................................36
Government Fund............................................................ 38
Investment Grade Fund...................................................... 40
Fund For Income............................................................ 42

                           [Intentionally left blank]

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in taxable bonds and money market instruments. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on the primary strategies and risks of the Fund.

None of the funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.


Principal Investment Strategies:


The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations, and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:


o The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, or a credit downgrade of one of the Fund's investments.

o The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

o The Fund's yield will decline as interest rates decline.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE CASH MANAGEMENT FUND?

The Cash Management Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

o Are seeking income, and,

o Are seeking a conservative investment that provides a high degree of credit quality.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.

                              CASH MANAGEMENT FUND

The chart below has the following plot points:

1992            3.03%
1993            2.57%
1994            3.69%
1995            5.42%
1996            4.89%
1997            4.98%
1998            4.92%
1999            4.55%
2000            5.78%
2001            3.61%

During the periods shown, the highest quarterly return was 1.49% (for the quarter ended September 30, 2000), and the lowest quarterly return was 0.50% (for the quarter ended December 31, 2001).

The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.

--------------------------------------------------------------------------------
                                                                     Inception
                                                                  Class B Shares
                         1 Year*      5 Years*       10 Years*       (1/12/95)

--------------------------------------------------------------------------------
Class A Shares             3.61%       4.76%           4.34%          N/A
--------------------------------------------------------------------------------
Class B Shares            -1.17%       3.64%           N/A            4.08%
--------------------------------------------------------------------------------
*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE CASH MANAGEMENT FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares*
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   None               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None              4.0%**
--------------------------------------------------------------------------------
*CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHEN SHARES ARE SO ACQUIRED, THE CDSC IMPOSED ON THE OTHER FUND'S CLASS B SHARES CARRIES OVER TO THE FUND'S SHARES.
**THE CDSC IS 4% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                    Total
                          Distribution             Annual
                          and Service               Fund
                            (12b-1)      Other    Operating  Expense       Net
             Management       Fees     Expenses   Expenses  Assumption  Expenses
                Fees                      (1)       (2)         (1)        (2)

Class A        0.50%         0.00%       0.49%     0.99%       0.19%      0.80%
  Shares
Class B        0.50%         0.75%       0.49%     1.74%       0.19%      1.55%
  Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND CERTAIN OTHER EXPENSES THAT WERE IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                         One Year  Three Years   Five Years      Ten Years

If you redeem your shares:

Class A shares              $82       $296           $529          $1,196
--------------------------------------------------------------------------------
Class B shares             $558       $830         $1,126          $1,837*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares              $82       $296           $529          $1,196
--------------------------------------------------------------------------------
Class B shares             $158       $530           $926          $1,837*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may also consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party.

Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Fund:


Credit Risk:

The value of a money market instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:
The yields received by the Fund on its investments will decline as interest rates decline.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.


Principal Investment Strategies:

The Fund primarily invests in obligations that are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("government securities"). The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. Because GNMA guarantees the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed holdings.


Principal Risks:

There are three principal risks of investing in the Fund: interest rate risk, prepayment risk, and extension risk.


o When interest rates rise, Ginnie Maes and other government securities tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk.

o When interest rates fall, homeowners tend to refinance their mortgages. When this occurs, mortgages that underlie mortgage-backed securities suffer a higher rate of prepayment. As a result, investors not only lose the benefit of the higher yielding underlying mortgages that are being prepaid, but they must reinvest the proceeds at lower interest rates. This is prepayment risk.

o Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.


Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GOVERNMENT FUND?

The Government Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o Are seeking an investment which offers both current income and credit safety,

o Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates and mortgage refinancings, and

o Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE GOVERNMENT FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                                GOVERNMENT FUND

The chart below has the following plot points:

1992            5.90%
1993            3.99%
1994           -3.22%
1995           14.98%
1996            3.51%
1997            8.40%
1998            6.06%
1999            0.45%
2000           10.10%
2001            6.60%


During the periods shown, the highest quarterly return was 4.78% (for the quarter ended June 30, 1995) and the lowest quarterly return was -2.81% (for the quarter ended March 31, 1994).

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Treasury/Government Sponsored Index ("Government Index") (formerly known as Salomon Brothers Government Index). The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and GNMA project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The indexes do not take into account fees and expenses that an investor would incur in holding the securities in the indexes. If they did so, the returns for the indexes would be lower than those shown.

--------------------------------------------------------------------------------
                                                                     Inception
                                                                  Class B Shares
                             1 Year*    5 Years*     10 Years*       (1/12/95)


Class A Shares               -0.03%      4.90%         4.89%            N/A
--------------------------------------------------------------------------------
Class B Shares                1.82%      5.17%           N/A            6.29%
--------------------------------------------------------------------------------
Mortgage Index                8.20%      7.47%          7.17%           8.44%**
--------------------------------------------------------------------------------
Government Index              7.23%      7.40%          7.16%           8.25%**
--------------------------------------------------------------------------------

*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
**THE AVERAGE ANNUAL TOTAL RETURNS SHOWN ARE FOR THE PERIOD 1/1/95 TO 12/31/01.


--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE GOVERNMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                    Total
                          Distribution             Annual
                          and Service               Fund
             Management     (12b-1)      Other    Operating                Net
                Fees         Fees      Expenses   Expenses  Fee Waiver  Expenses
                (1)                       (2)     (2),(3)       (1)        (3)

Class A        1.00%         0.25%       0.28%     1.53%       0.43%      1.10%
  Shares
Class B        1.00%         1.00%       0.28%     2.28%       0.43%      1.85%
  Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(2) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND OTHER EXPENSES IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       One Year     Three Years    Five Years     Ten Years

If you redeem your shares:

--------------------------------------------------------------------------------
Class A shares           $730         $1,039         $1,369        $2,300
--------------------------------------------------------------------------------
Class B shares           $588          $971          $1,381        $2,393*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares           $730         $1,039         $1,369        $2,300
--------------------------------------------------------------------------------
Class B shares           $188          $671          $1,181        $2,393*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:


Under normal circumstances, the Government Fund will invest at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.

The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes and other government securities that the Fund may own, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by selling U.S. Treasury securities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of mortgage-backed securities. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rates and economic and market conditions. In selecting mortgage-backed investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).


Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund:

Interest Rate Risk:

Because the Fund invests primarily in Ginnie Maes and other government securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates fall and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Securities with longer maturities and lower coupons tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, mortgages in the mortgage pools suffer a higher rate of prepayment. As a result, investors in the pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.


Principal Investment Strategies:

The Fund primarily invests in investment grade corporate bonds ("investment grade bonds"). Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in bonds rated below investment grade (commonly called "high yield bonds" or "junk" bonds). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.


Principal Risks:

There are two principal risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuation.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INVESTMENT GRADE FUND?

The Investment Grade Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o Are seeking an investment which offers current income and a moderate degree of credit risk,

o Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates, credit ratings, and the economy, and

o Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE INVESTMENT GRADE FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                             INVESTMENT GRADE FUND

The chart below has the following plot points:

1992             7.83%
1993            11.82%
1994            -4.62%
1995            19.40%
1996             2.39%
1997             9.14%
1998             8.63%
1999            -2.89%
2000             8.77%
2001             7.51%


During the periods shown, the highest quarterly return was 6.71% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.01% (for the quarter ended March 31, 1994).

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Credit Index ("Credit Index") (formerly known as the Lehman Brothers Corporate Bond Index). The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The Credit Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Credit Index does not take into account fees and expenses that an investor would incur in holding the securities in the Credit Index. If it did so, the returns of the index would be lower than those shown.

--------------------------------------------------------------------------------
                                                                     Inception
                                                                  Class B Shares
                             1 Year*    5 Years*     10 Years*       (1/12/95)

Class A Shares                 0.84%     4.77%         5.90%            N/A
--------------------------------------------------------------------------------
Class B Shares                 2.84%     5.07%          N/A            6.59%
--------------------------------------------------------------------------------
Credit Index                  10.31%     7.14%         7.64%           8.61%**
--------------------------------------------------------------------------------
*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 1/1/95 TO 12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE INVESTMENT GRADE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                   Total
                          Distribution             Annual   Fee Waiver
                          and Service               Fund      and/or
             Management     (12b-1)     Other     Operating   Expense     Net
                Fees          Fees    Expenses    Expenses  Assumption  Expenses
                (1)                      (2)        (3)       (1),(2)      (3)



Class A        0.75%         0.25%       0.28%     1.28%       0.18%      1.10%
  Shares
Class B        0.75%         1.00%       0.28%     2.03%       0.18%      1.85%
  Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(2) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND OTHER EXPENSES THAT WERE IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       One Year    Three Years    Five Years     Ten Years

If you redeem your shares:

Class A shares             $730        $989         $1,267          $2,059
--------------------------------------------------------------------------------
Class B shares             $588        $919         $1,277          $2,151*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares             $730        $989         $1,267          $2,059
--------------------------------------------------------------------------------
Class B shares             $188        $619         $1,077          $2,151*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE INVESTMENT GRADE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:


The Fund primarily invests in investment grade bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade debt instruments, including bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund defines investment grade debt instruments as those that are rated within the four highest ratings categories by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or that are unrated but determined by the Fund's Adviser to be of quality equivalent to those within the four highest ratings of Moody's or S&P.

Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in bonds rated below investment grade (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S.


Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries within a sector based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).



Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND FOR INCOME
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.


Principal Investment Strategies:


The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as "high yield" or "junk" bonds). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high yield bonds with stable to improving credit conditions.

Principal Risks:

There are five principal risks of investing in the Fund.


o First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings.

o Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

o Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

o Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

o Fifth, high yield bonds issued by foreign companies are subject to additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.


Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE FUND FOR INCOME?

The Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

o Are seeking an investment that offers a high level of current income and moderate growth potential,

o Are willing to accept a high degree of credit risk and market volatility, and

o Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE FUND FOR INCOME PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                                FUND FOR INCOME

The chart below has the following plot points:

1992            16.70%
1993            18.06%
1994             0.58%
1995            18.54%
1996            13.40%
1997            12.62%
1998             3.32%
1999             3.31%
2000            -6.12%
2001             0.03%

During the periods shown, the highest quarterly return was 7.60% (for the quarter ended March 31, 1992) and the lowest quarterly return was -5.63% (for the quarter ended December 31, 2000).

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns for the index would be lower than those shown.


--------------------------------------------------------------------------------
                                                                   Inception
                                                                Class B Shares
                     1 Year*       5 Years*       10 Years*        (1/12/95)

Class A Shares      -6.17%           1.12%          7.01%            N/A
--------------------------------------------------------------------------------
Class B Shares      -4.39%           1.42%           N/A            5.42%
--------------------------------------------------------------------------------
High Yield Index     6.25%           2.92%          7.67%           6.20%**
--------------------------------------------------------------------------------
*   THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 1/1/95  TO 12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE FUND FOR INCOME?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------

*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES  THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                                                        Total
                                       Distribution                  Annual Fund
                                       and Service                    Operating
                       Management        (12b-1)         Other         Expenses
                          Fees            Fees          Expenses         (1)


  Class A Shares         0.73%            0.30%          0.27%          1.30%

  Class B Shares         0.73%            1.00%          0.27%          2.00%
--------------------------------------------------------------------------------

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       One Year     Three Years    Five Years     Ten Years

If you redeem your shares:

Class A shares           $749         $1,011         $1,293        $2,095
--------------------------------------------------------------------------------
Class B shares           $603           $927         $1,278        $2,147*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares           $749         $1,011         $1,293        $2,095
--------------------------------------------------------------------------------
Class B shares           $203           $627         $1,078        $2,147*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE FUND FOR INCOME'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:


The Fund primarily invests in a high yield, below investment grade corporate bonds commonly known as "high yield" or "junk" bonds. High yield bonds include both bonds that are rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Fund's adviser to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.


The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Market Risk:

The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.


Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------


First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Funds. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of November 30, 2001, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.6 billion. FIMCO supervises all aspects of each Fund's operations. For the fiscal year ended September 30, 2001, FIMCO received advisory fees as follows: 0.50% of average daily net assets, net of any waiver, for Cash Management Fund; 0.60% of average daily net assets, net of any waiver, for Government Fund; 0.60% of average daily net assets, net of any waiver, for Investment Grade Fund; and 0.73% of average daily net assets, net of any waiver, for Fund For Income.

Clark D. Wagner serves as Portfolio Manager of the Government Fund. Mr. Wagner is FIMCO's Director of Fixed Income. He was Chief Investment Officer of FIMCO from 1992-2001. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner joined FIMCO in 1991 as a Portfolio Manager.

Greg Miller and Richard T. Bourke serve as Co-Portfolio Managers of the Fund For Income. Messrs. Miller and Bourke also serve as Co-Portfolio Managers of other First Investors Funds. Mr. Miller joined First Investors in 1991 as a securities analyst for the High Yield Department. Mr. Bourke joined First Investors in 1997 as an analyst. From 1995 to 1997, Mr. Bourke was employed as a senior financial analyst for Princeton Venture Research.

George V. Ganter serves as Portfolio Manager of the Investment Grade Fund. Prior to January 2002, he was Co-Portfolio manager of the Investment Grade Fund. Mr. Ganter also manages another First Investors Fund. He joined FIMCO in 1985 as a Senior Investment Analyst.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.


For each Fund, other than Cash Management Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of share.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m.,

E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of each Fund, except the Cash Management Fund, are sold at the public offering price which includes a front-end sales load. This sales charge declines with the size of your purchase, as illustrated below. The Cash Management Fund's Class A shares are sold at NAV without any initial or deferred sales charge.

--------------------------------------------------------------------------------
                                 CLASS A SHARES

Your investment                              Sales Charge as a percentage of

                                         offering price      net amount invested
Less than $25,000                             6.25%                 6.67%
--------------------------------------------------------------------------------
$25,000-$49,999                               5.75                  6.10
--------------------------------------------------------------------------------
$50,000-$99,999                               5.50                  5.82
--------------------------------------------------------------------------------
$100,000-$249,999                             4.50                  4.71
--------------------------------------------------------------------------------
$250,000-$499,999                             3.50                  3.63
--------------------------------------------------------------------------------
$500,000-$999,999                             2.50                  2.56
--------------------------------------------------------------------------------
$1,000,000 or more                            0*                    0*
--------------------------------------------------------------------------------

*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

--------------------------------------------------------------------------------
                                 CLASS B SHARES

Year of Redemption                        CDSC as a Percentage of Purchase Price
                                                    or NAV at Redemption
Within the 1st or 2nd year                                   4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                                   3
--------------------------------------------------------------------------------
In the 5th year                                              2
--------------------------------------------------------------------------------
In the 6th year                                              1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                             0
--------------------------------------------------------------------------------

Class B shares of the Cash Management Fund are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares.

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.


As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Except for the Cash Management Fund, each Fund has adopted a plan pursuant to Rule 12b-1 for its Class A and Class B shares, that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The Cash Management Fund has only one plan, which is for its Class B Shares. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.


Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of

$1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

o Contacting your Representative who will place a redemption order for you;

o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

You may also redeem Cash Management Fund shares by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance, or for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of a Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Cash Management Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.


Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. Each Fund other than Cash Management Fund, is designed for long-term investment purposes.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

Government Fund, Investment Grade Fund and Fund For Income will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

The Cash Management Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Cash Management Fund does not expect to realize any long-term capital gains.

Dividends and other distributions paid on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by each Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If the Cash Management Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.


--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
----------------------------------------------------------------------------------------------------
PER SHARE DATA

            NET ASSET   INCOME FROM                            LESS DISTRIBUTIONS
            VALUE AT    INVESTMENT OPERATIONS                  FROM
            BEGINNING
            OF PERIOD     Net         Net          Total       Net         Net        Total
                          Investment  Realized     from        Investment  Realized   Distributions
                          Income      and          Investment  Income      Gain
                          (Loss)      Unrealized   Operations
                                      Gain (Loss)
                                      on Invest-
                                      ments
CLASS A

1996(d)       $1.00       $ .048         --         $.048        $.048        --      $.048
1997(d)        1.00         .049         --          .049         .049        --       .049
1998(d)        1.00         .048         --          .048         .048        --       .048
1999(c)        1.00         .032         --          .032         .032        --       .032
2000(e)        1.00         .054         --          .054         .054        --       .054
2001(e)        1.00         .050         --          .050         .050        --       .050

CLASS B

1996(d)       $1.00        $.040         --         $.040        $.040        --      $.040
1997(d)        1.00         .041         --          .041         .041        --       .041
1998(d)        1.00         .041         --          .041         .041        --       .041
1999(c)        1.00         .027         --          .027         .027        --       .027
2000(e)        1.00         .046         --          .046         .046        --       .046
2001(e)        1.00         .040         --          .040         .040        --       .040
----------------------------------------------------------------------------------------------------


*       CALCULATED WITHOUT SALES CHARGES.
+       ANNUALIZED.
++      NET OF EXPENSES WAIVED OR ASSUMED.
(c)     FOR THE PERIOD JANUARY 1, 1999 TO SEPTEMBER 30, 1999.
(d)     FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)     FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------
                TOTAL         RATIOS/SUPPLEMENTAL DATA
                RETURN

  NET           TOTAL         NET           RATIO TO AVERAGE       RATIO TO AVERAGE         PORTFOLIO
  ASSET         RETURN*       ASSETS AT     NET ASSETS++           NET ASSETS               TURNOVER RATE
  VALUE AT      (%)           END OF                               BEFORE EXPENSES          (%)
  END OF                      PERIOD        Expenses   Net         WAIVED OR ASSUMED
  PERIOD                      (IN           (%)        Investment
                              MILLIONS)                Income      Expenses   Net
                                                       (Loss)(%)   (%)        Investment
                                                                              Income
                                                                              (Loss)(%)
  CLASS A

   $1.00          4.89           $134           .70      4.78        1.19       4.29            --
    1.00          4.98            140           .77      4.87        1.19       4.45            --
    1.00          4.92            160           .80      5.00        1.14       4.66            --
    1.00          3.29            158           .80+     4.33+       1.14+      3.99+           --
    1.00          5.50            182           .80      5.36        1.08       5.08            --
    1.00          4.63            204           .80      4.52         .99       4.33            --

  CLASS B

   $1.00          4.11           $ .1          1.45      4.03       1.94        3.54            --
    1.00          4.20             .3          1.52      4.12       1.94        3.70            --
    1.00          4.14            1            1.55      4.25       1.89        3.91            --
    1.00          2.72            2            1.55+     3.58+      1.89+       3.24+           --
    1.00          4.72            2            1.55      4.61       1.83        4.33            --
    1.00          3.85            4            1.55      3.77       1.74        3.58
--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------

-----------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------
PER SHARE DATA

             NET ASSET     INCOME FROM                              LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                    FROM
             BEGINNING
             OF PERIOD     Net        Net Realized    Total from    Net           Net Realized  Total
                           Investment and             Investment    Investment    Gain          Distributions
                           Income     Unrealized      Operations    Income
                           (Loss)     Gain (Loss)
                                      on Investments
CLASS A

1996(d)       $11.31          $.68        $(.30)         $.38         $.64            --         $.64
1997(d)        11.05           .69          .21           .90          .66            --          .66
1998(a)        11.29           .49          .18           .67          .47            --          .47
1999(e)        11.49           .63         (.58)          .05          .61            --          .61
2000(e)        10.93           .65          .02           .67          .66            --          .66
2001(e)        10.94           .64          .48          1.12          .65            --          .65

CLASS B

1996(d)       $11.31          $.60        $(.31)         $.29         $.56            --         $.56
1997(d)        11.04           .61          .21           .82          .59            --          .59
1998(a)        11.27           .42          .19           .61          .40            --          .40
1999(e)        11.48           .54         (.57)         (.03)         .53            --          .53
2000(e)        10.92           .57          .02           .59          .58            --          .58
2001(e)        10.93           .55          .49          1.04          .56            --          .56
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

*        CALCULATED WITHOUT SALES CHARGES.
+        ANNUALIZED.
++       NET OF EXPENSES WAIVED OR ASSUMED.
(a)      FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)      FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)      FOR THE FISCAL YEAR ENDED SEPTEMBER 30.

--------------- ------------- -----------------------------------------------------------------------------

                TOTAL         RATIOS/SUPPLEMENTAL DATA
                RETURN

  NET           TOTAL         NET           RATIO TO AVERAGE       RATIO TO AVERAGE         PORTFOLIO
  ASSET         RETURN*       ASSETS AT     NET ASSETS++           NET ASSETS               TURNOVER RATE
  VALUE AT      (%)           END OF                               BEFORE EXPENSES          (%)
  END OF                      PERIOD        Expenses   Net         WAIVED OR ASSUMED
  PERIOD                      (IN           (%)        Investment  Expenses   Net
                              MILLIONS)                Income      (%)        Investment
                                                       (Loss)(%)              Income
                                                                              (Loss)(%)
  CLASS A

  $11.05          3.51          $187        1.39         6.15      1.64          5.90           121
   11.29          8.40           170        1.34         6.16      1.64          5.86           134
   11.49          6.03           161        1.28+        5.71+     1.62+         5.37+          62
   10.93           .50           140        1.19         5.58      1.57          5.20           99
   10.94          6.38           124        1.12         6.05      1.55          5.62           26
   11.41         10.49           137        1.10         5.70      1.53          5.27           59

  CLASS B

  $11.04          2.73            $1        2.09         5.45      2.34          5.20           121
   11.27          7.60             2        2.04         5.46      2.34          5.16           134
   11.48          5.54             3        1.98+        5.01+     2.32+         4.67+          62
   10.92          (.25)            3        1.93         4.84      2.31          4.46           99
   10.93          5.56             3        1.87         5.30      2.30          4.87           26
   11.41          9.77             6        1.85         4.95      2.28          4.52           59
--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------


-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND

--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------
PER SHARE DATA

             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized  Total
                           Investment and            Investment    Investment    Gain          Distributions
                           Income     Unrealized     Operations    Income
                           (Loss)     Gain (Loss)
                                      on Investments
CLASS A

1996(d)       $10.34         $.62        $(.39)       $.23         $.62          $.02          $.64
1997(d)         9.93          .62          .25         .87          .61           .03           .64
1998(a)        10.16          .46          .36         .82          .45            --           .45
1999(e)        10.53          .57         (.79)       (.22)         .58           .07           .65
2000(e)         9.66          .60         (.14)        .46          .58           .01           .59
2001(e)         9.53          .61          .41        1.02          .63            --           .63

CLASS B

1996(d)       $10.35         $.55        $(.39)       $.16         $.55          $.02          $.57
1997(d)         9.94          .55          .26         .81          .55           .03           .58
1998(a)        10.17          .41          .36         .77          .40            --           .40
1999(e)        10.54          .50         (.79)       (.29)         .51           .07           .58
2000(e)         9.67          .54         (.14)        .40          .52           .01           .53
2001(e)         9.54          .54          .41         .95          .56            --           .56
------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

*        CALCULATED WITHOUT SALES CHARGES.
+        ANNUALIZED.
++       NET OF EXPENSES WAIVED OR ASSUMED.
(a)      FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)      FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)      FOR THE FISCAL YEAR ENDED SEPTEMBER 30.

--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------
                TOTAL         RATIOS/SUPPLEMENTAL DATA
                RETURN

  NET           TOTAL         NET           RATIO TO AVERAGE       RATIO TO AVERAGE         PORTFOLIO
  ASSET         RETURN*       ASSETS AT     NET ASSETS++           NET ASSETS               TURNOVER RATE
  VALUE AT      (%)           END OF                               BEFORE EXPENSES          (%)
  END OF                      PERIOD        Expenses   Net         WAIVED OR ASSUMED
  PERIOD                      (IN           (%)        Investment  Expenses   Net
                              MILLIONS)                Income      (%)        Investment
                                                       (Loss)(%)              Income
                                                                              (Loss)(%)
  CLASS A

   $9.93          2.39         $46            1.11      5.96         1.42       5.65          22
   10.16          9.14          45            1.11      6.18         1.43       5.86          34
   10.53          8.29          50            1.10+     6.02+        1.40+      5.72+         49
    9.66         (2.21)         49            1.10      5.70         1.38       5.42          18
    9.53          5.03          47            1.10      6.36         1.35       6.11          62
    9.92         10.93          65            1.10      6.22         1.28       6.04          21

  CLASS B

   $9.94          1.64          $2            1.81      5.26         2.12       4.95          22
   10.17          8.40           3            1.81      5.48         2.13       5.16          34
   10.54          7.73           5            1.80+     5.32+        2.10+      5.02+         49
    9.67         (2.90)          7            1.80      5.00         2.08       4.72          18
    9.54          4.31           8            1.80      5.66         2.05       5.41          62
    9.93         10.15          13            1.84      5.48         2.02       5.30          21
--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------

--------------------------------------------------------------------------------------------------------
FUND FOR INCOME

------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------
PER SHARE DATA

             NET ASSET     INCOME FROM                             LESS DISTRIBUTIONS
             VALUE AT      INVESTMENT OPERATIONS                   FROM
             BEGINNING
             OF PERIOD     Net        Net Realized   Total from    Net           Net Realized  Total
                           Investment and            Investment    Investment    Gain          Distributions
                           Income     Unrealized     Operations    Income
                           (Loss)     Gain (Loss)
                                      on Investments
CLASS A

1996(d)        $4.13         $.39         $.14        $.53         $.37           --          $.37
1997(d)         4.29          .38          .14         .52          .38           --           .38
1998(a)         4.43          .29         (.26)        .03          .29           --           .29
1999(e)         4.17          .40         (.27)        .13          .38           --           .38
2000(e)         3.92          .35         (.26)        .09          .38           --           .38
2001(e)         3.63          .33         (.68)       (.35)         .35           --           .35

CLASS B

1996(d)        $4.13         $.38         $.12        $.50         $.35           --          $.35
1997(d)         4.28          .34          .15         .49          .35           --           .35
1998(a)         4.42          .26         (.26)         --          .26           --           .26
1999(e)         4.16          .37         (.27)        .10          .36           --           .36
2000(e)         3.90          .33         (.26)        .07          .36           --           .36
2001(e)         3.61          .31         (.67)       (.36)         .33           --           .33

------------ ------------- ------------ ----------- ------------ ------------ ------------ -------------

*        CALCULATED WITHOUT SALES CHARGES.
+        ANNUALIZED.
++       NET OF EXPENSES WAIVED OR ASSUMED.
(a)      FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)      FOR THE FISCAL  YEAR ENDED DECEMBER 31.
(e)      FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


--------------- ------------- -----------------------------------------------------------------------------

                TOTAL         RATIOS/SUPPLEMENTAL DATA
                RETURN

  NET           TOTAL         NET           RATIO TO AVERAGE       RATIO TO AVERAGE         PORTFOLIO
  ASSET         RETURN*       ASSETS AT     NET ASSETS++           NET ASSETS               TURNOVER RATE
  VALUE AT      (%)           END OF                               BEFORE EXPENSES          (%)
  END OF                      PERIOD        Expenses   Net         WAIVED OR ASSUMED
  PERIOD                      (IN           (%)        Investment
                              MILLIONS)                Income      Expenses   Net
                                                       (Loss)(%)   (%)        Investment
                                                                              Income
                                                                              (Loss)(%)
  CLASS A

     $4.29        13.40         $432          1.16      9.27        N/A        N/A             30
      4.43        12.62          439          1.15      8.63        N/A        N/A             45
      4.17          .49          410          1.27+     8.68+       N/A        N/A             28
      3.92         3.13          389          1.29      9.71        N/A        N/A             28
      3.63         2.46          501          1.29      9.55        N/A        N/A             14
      2.93       (10.20)         418          1.30      9.81        N/A        N/A             18

  CLASS B

     $4.28        12.51           $3          1.86      8.57        N/A        N/A             30
      4.42        11.95            6          1.85      7.93        N/A        N/A             45
      4.16         (.06)           9          1.97+     7.98+       N/A        N/A             28
      3.90         2.29           14          1.99      9.01        N/A        N/A             28
      3.61         1.81           23          1.99      8.85        N/A        N/A             14
      2.92       (10.62)          22          2.00      9.11        N/A        N/A             18
--------------- ------------- ------------- ------------ --------- ------------- ---------- ---------------

[First Investors Logo]

CASH MANAGEMENT
GOVERNMENT
INVESTMENT GRADE
FUND FOR INCOME

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, N.J.  07095-1198
Telephone:  1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                       (Investment    Company   Act   File   No:
                                       811-2860; 811-3967, 811-5690, 811-2107)

[GRAPHIC OMITTED] First Investors



     Cash Management
     Fund

















    -------------------------------------------------------
    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
    -------------------------------------------------------


    THE DATE OF THIS


-------------------------------------------------------
                    P R O S P E C T U S
-------------------------------------------------------
                                    IS JANUARY 29, 2002

                           [INTENTIONALLY LEFT BLANK]

---------------------------------------------------------------------------
Contents
---------------------------------------------------------------------------

OVERVIEW OF THE FUND

What is the Cash Management Fund?................................... 5
    Objective....................................................... 5
    Principal Investment Strategies................................. 5
    Principal Risks................................................. 5
Who should consider buying the Cash Management Fund?................ 5
How has the Cash Management Fund performed?......................... 6
What are the fees and expenses of the Cash Management Fund?......... 7


THE FUND IN DETAIL

What are the Cash Management Fund's objective, principal
investment strategies and principal risks?.......................... 9
Who manages the Cash Management Fund?...............................10

BUYING AND SELLING SHARES

How and when does the Fund price its shares?........................11
How do I buy shares?................................................11
Which class of shares is best for me?...............................12
How do I sell shares?...............................................13
Can I exchange my shares for the shares of other
First Investors Funds?..............................................14

ACCOUNT POLICIES

What about dividends and capital gain distributions?................15
What about taxes?...................................................15
How do I obtain a complete explanation of all account
privileges and policies?............................................16

FINANCIAL HIGHLIGHTS ...............................................17

                           [INTENTIONALLY LEFT BLANK]

---------------------------------------------------------------------------
OVERVIEW OF THE FUND
---------------------------------------------------------------------------

WHAT IS THE CASH MANAGEMENT FUND?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations, and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:

O   The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, or a credit downgrade of one of the Fund's investments.

O   The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

O   The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE CASH MANAGEMENT FUND?

The Cash Management Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

O   Are seeking income, and,
O Are seeking a conservative investment that provides a high degree of credit quality.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.


                              CASH MANAGEMENT FUND

               The bar graph contains the following plot points:


                   1992                            3.03%
                   1993                            2.57%
                   1994                            3.69%
                   1995                            5.42%
                   1996                            4.89%
                   1997                            4.98%
                   1998                            4.92%
                   1999                            4.55%
                   2000                            5.78%
                   2001                            3.61%


During the periods shown, the highest quarterly return was 1.49% (for the quarter ended September 30, 2000), and the lowest quarterly return was 0.50% (for the quarter ended December 31, 2001).
-----------------------------------------------------------------------------


The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.


---------------------------------------------------------------------------
                                                               Inception
                                                            Class B Shares
                1 Year*         5 Years*        10 Years*       (1/12/95)

Class A Shares    3.61%           4.76%          4.34%            N/A
---------------------------------------------------------------------------

Class B Shares   -1.17%           3.64%          N/A              4.08%
---------------------------------------------------------------------------

*THE AVERAGE ANNUAL TOTAL RETURNS ARE BASED UPON CALENDAR YEARS.

---------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE CASH MANAGEMENT FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      Class A Shares    Class B Shares*

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       None              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                          None              4.0%**
--------------------------------------------------------------------------------

*CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHEN SHARES ARE SO ACQUIRED, THE CDSC IMPOSED ON THE OTHER FUND'S CLASS B SHARES CARRIES OVER TO THE FUND'S SHARES.
**THE CDSC IS 4% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------

                                                  Total
                        Distribution             Annual
                         and Service              Fund
           Managemment    (12b-1)      Other    Operating    Expense     Net
              Fees          Fees     Expenses   Expenses   Assumption  Expenses
                                        (1)       (2)         (1)        (2)

Class A       0.50%        0.00%       0.49%     0.99%       0.19%      0.80%
Shares

Class B       0.50%        0.75%       0.49%     1.74%       0.19%      1.55%
Shares
-------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND CERTAIN OTHER EXPENSES THAT WERE IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.
(2) THE FUND HAS AN  EXPENSE  OFFSET  ARRANGEMENT  THAT MAY  REDUCE  THE  FUND'S
CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------
                One Year   Three Years    Five Years    Ten Years

If you redeem your shares:
--------------------------------------------------------------------------

Class A shares     $82       $296            $529        $1,196
--------------------------------------------------------------------------
Class B shares    $558       $830            $1,126      $1,837*
--------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------
Class A shares     $82       $296            $529        $1,196
--------------------------------------------------------------------------
Class B shares    $158       $530            $926        $1,837*
--------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL


WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may also consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party.

Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Fund:

Credit Risk:

The value of a money market instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

WHO MANAGES THE CASH MANAGEMENT FUND?

First Investors Management Company, Inc. ("FIMCO" or the "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Mutual Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of November 30, 2001, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.6 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2001, FIMCO received advisory fees of 0.50% of the Fund's average daily net assets, net of any waiver.

-----------------------------------------------------------------------------
BUYING AND SELLING SHARES
-----------------------------------------------------------------------------


HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different dividends.

Class A shares are available through direct investment or an exchange from the Class A shares of another First Investors Fund. Class A shares are sold at NAV without any initial or deferred sales charge.

Class B shares are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.



-------------------------------------------------------------------------------
                                 CLASS B SHARES

Year of Redemption                      CDSC as a Percentage of Purchase Price
                                                or NAV at Redemption


Within the 1st or 2nd year                              4%
-------------------------------------------------------------------------------
Within the 3rd or 4th year                              3
-------------------------------------------------------------------------------
In the 5th year                                         2
-------------------------------------------------------------------------------
In the 6th year                                         1
-------------------------------------------------------------------------------
Within the 7th year and 8th year                        0
-------------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

As described in the Shareholder Manual, CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class B shares. Class B shares pay Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average daily net assets) of up to 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

O Contacting your Representative who will place a redemption order for you;

O Sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, NJ 07095-1198;

O Telephoning the Special Services Department of ADM at 1-800-342-6221(if you have elected to have telephone privileges); or

O Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

There are other ways you may sell your Fund shares such as by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved.

-------------------------------------------------------------------------------
ACCOUNT POLICIES
-------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare daily and pay monthly dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Fund does not expect to realize any long-term capital gains.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend check and do not notify ADM to issue a new check within 12 months, the dividend may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends automatically will be reinvested in additional Fund shares. No interest will be paid to you while a dividend remains uninvested.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or distributions of net short-term capital gains paid by the Fund are taxable to you as ordinary income unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. You are taxed in the same manner whether you receive your dividends in cash or reinvest them in additional Fund shares. If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

----------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PER SHARE DATA



----------------------------------------------------------------------------------------------------------
            NET ASSET   INCOME FROM                            LESS DISTRIBUTIONS
            VALUE AT    INVESTMENT OPERATIONS                  FROM
            BEGINNING
            OF PERIOD
                        Net          Net          Total From   Net          Net Realized    Total
                        Investment   Realized     Investment   Investment   Gain            Distributions
                        Income       and          Operations   Income
                        (Loss)       Unrealized
                                     Gain
                                     (Loss) On
                                     Investments

----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------

1996(d)     $1.00     $ .048          --            $.048      $.048          --             $.048

1997(d)      1.00       .049          --             .049       .049          --              .049

1998(d)      1.00       .048          --             .048       .048          --              .048

1999(c)      1.00       .032          --             .032       .032          --              .032

2000(e)      1.00       .054          --             .054       .054          --              .054

2001(e)      1.00       .050          --             .050       .050          --              .050



----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------

1996(d)     $1.00      $.040          --            $.040      $.040          --             $.040

1997(d)      1.00       .041          --             .041       .041          --              .041

1998(d)      1.00       .041          --             .041       .041          --              .041

1999(c)      1.00       .027          --             .027       .027          --              .027

2000(e)      1.00       .046          --             .046       .046          --              .046

2001(e)      1.00       .040          --             .040       .040          --              .040

----------------------------------------------------------------------------------------------------------

* CALCULATED WITHOUT SALES CHARGES.
+ ANNUALIZED.
++ NET OF EXPENSES WAIVED OR ASSUMED.
(c)  FOR THE PERIOD JANUARY 1, 1999 TO SEPTEMBER 30, 1999.
(d)  FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30.

-------------------------------------------------------------------------------------------------

              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN
-------------------------------------------------------------------------------------------------
 NET          TOTAL       NET         RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++           NET ASSETS              TURNOVER
 VALUE AT     (%)         END OF                             BEFORE EXPENSES         RATE (%)
 END OF                   PERIOD                             WAIVED OR ASSUMED
 PERIOD                   (IN
                          MILLIONS)
                                      Expenses  Net          Expenses   Net
                                      (%)       Investment   (%)        Investment
                                                Income                  Income
                                                (Loss)(%)               (Loss)(%)
-------------------------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------------------------

 $1.00          4.89       $134       .70        4.78         1.19       4.29          --
  1.00          4.98        140       .77        4.87         1.19       4.45          --
  1.00          4.92        160       .80        5.00         1.14       4.66          --
  1.00          3.29        158       .80+       4.33+        1.14+      3.99+         --
  1.00          5.50        182       .80        5.36         1.08       5.08          --
  1.00          4.63        204       .80        4.52          .99       4.33          --


-------------------------------------------------------------------------------------------------
 CLASS B
-------------------------------------------------------------------------------------------------

 $1.00          4.11      $ .1       1.45        4.03         1.94       3.54           --
  1.00          4.20        .3       1.52        4.12         1.94       3.70           --
  1.00          4.14       1         1.55        4.25         1.89       3.91           --
  1.00          2.72       2         1.55+       3.58+        1.89+      3.24+          --
  1.00          4.72       2         1.55        4.61         1.83       4.33           --
  1.00          3.85       4         1.55        3.77         1.74       3.58
-------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED] FIRST INVESTORS

CASH MANAGEMENT
FUND


  For investors who want more information about the Fund, the following documents are available free upon request:

  Annual/Semi-Annual Reports:

  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  Statement of Additional Information (SAI):

  The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.



Shareholder Manual:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.


(INVESTMENT COMPANY ACT FILE NO.: 811-2860)

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
      A SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS FUND FOR INCOME, INC.

95 Wall Street
New York, New York  10005
1-800-423-4026


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 29, 2002

         This is a Statement of Additional Information ("SAI") for FIRST INVESTORS CASH MANAGEMENT FUND, INC. ("CASH MANAGEMENT FUND"), FIRST INVESTORS GOVERNMENT FUND, INC. ("GOVERNMENT FUND"), FIRST INVESTORS INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), and FIRST INVESTORS FUND FOR INCOME, INC. ("FUND FOR INCOME"). Series Fund offers five separate series, one of which, INVESTMENT GRADE FUND, is described in this SAI, while FUND FOR INCOME, GOVERNMENT FUND and CASH MANAGEMENT FUND each offers one series. GOVERNMENT FUND, INVESTMENT GRADE FUND, FUND FOR INCOME and CASH MANAGEMENT FUND are referred to herein collectively as "Funds."

         This SAI is not a prospectus. It should be read in conjunction with each Fund's Prospectus dated January 29, 2002, which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                                                            PAGE
History and Classification of the Funds................................        2
Non-Principal Investment Strategies and Risks..........................        3
Investment Policies....................................................       15
Portfolio Turnover.....................................................       21
Directors/Trustees and Officers........................................       21
Management.............................................................       23
Underwriters and Dealers...............................................       26
Distribution Plans.....................................................       27
Determination of Net Asset Value.......................................       28
Allocation of Portfolio Brokerage......................................       30
Purchase, Redemption and Exchange of Shares............................       31
Taxes..................................................................       32
Performance Information................................................       36
General Information....................................................       43
Appendix A.............................................................       46
Appendix B.............................................................       49
Appendix C.............................................................       50
Appendix D.............................................................       51
Financial Statements...................................................       55
Shareholder Manual:  A Guide to your First Investors
  Mutual Fund Account..................................................       56

                     HISTORY AND CLASSIFICATION OF THE FUNDS

         CASH MANAGEMENT FUND was incorporated in the state of Maryland on October 16, 1978. The Fund's authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $0.01. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

         GOVERNMENT FUND was incorporated in the state of Maryland on September 21, 1983. GOVERNMENT FUND'S authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $.01. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of the Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

         SERIES FUND is a Massachusetts business trust organized on September 23, 1988. SERIES FUND is authorized to issue shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. SERIES FUND does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of SERIES FUND'S outstanding shares, SERIES FUND'S Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of the Fund has equal voting rights except as noted above.

         FUND FOR INCOME was incorporated in the state of Maryland on August 20, 1970. FUND FOR INCOME'S authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $1.00. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of shares represents interests in the same assets of the Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above. Each Fund is a diversified open-end management investment company.

          If downgrading results in a Fund holding more than 10% of its net assets in securities rated lower than Baa by Moody's or BBB by S&P, the Fund will sell sufficient securities to stay within this limit.

          Each Fund will not invest more than 10% of its net assets in securities issued on a when-issued or delayed delivery basis.

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         Described below are investment strategies that may be employed by the Funds, including strategies to invest in particular types of securities, that are not principal investment strategies and the risks of those strategies. It is important to understand that the Funds may only engage in the non-fundamental strategies to the extent permitted by their principal investment strategies and investment policies. The principal investment strategies, and principal risks of the Funds are set forth in the prospectuses for the Funds. The Funds' investment policies are set forth in the section of the SAI which is captioned "Investment Policies."


         BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


         BORROWING. Each Fund may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. See "Investment Policies." Borrowing increases the risks of investing in a Fund by accentuating losses or investments and the volatility of the Fund's shares.


         CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.


         COMMON STOCK. Each Fund except for the Cash Management Fund may invest in common stocks of domestic or foreign companies. Stock prices in general may decline over short or even extended periods not only because of company specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally to go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


         CONVERTIBLE SECURITIES. FUND FOR INCOME and INVESTMENT GRADE FUND may invest in convertible securities. The convertible securities in which the Funds may invest will be rated no higher nor lower by Moody's or by S&P than the bonds in which each Fund may invest. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.


         DISTRESSED SECURITIES. FUND FOR INCOME may invest up to 15% of its total assets in securities of companies that are in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. A Fund will invest in Distressed Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt holders, the Distressed Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Distressed Securities with their risks. While a diversified portfolio may reduce the overall impact of a Distressed Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

         EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from CDs issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.


         FLOATING AND VARIABLE RATE SECURITIES. Each Fund may invest in floating and variable rate securities. These are debt obligations which periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.


         FOREIGN GOVERNMENT OBLIGATIONS. INVESTMENT GRADE FUND and FUND FOR INCOME may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.


         FOREIGN SECURITIES. INVESTMENT GRADE FUND and FUND FOR INCOME may invest in foreign securities either directly or through ADRs, GDRs or Exchange Traded Funds ("ETFs"). They may also sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date.


         Investing in foreign securities involves more risk than investing in securities of U.S. companies. Each Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect a Fund's share price, irrespective of developments relating to the issuers of securities held by the Funds. In addition, a Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.


         FUTURES AND OPTIONS. None of the Funds use futures contracts or options as part of their investment strategies. In the event that the Funds were to obtain Board approval to use these instruments in the future, they would be subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission ("CFTC") and the several futures exchanges upon which futures contracts or options are traded. Moreover, in the event that they were to enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) could not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund was entered.

         HIGH YIELD SECURITIES. FUND FOR INCOME and INVESTMENT GRADE FUND may invest in high yield, high risk securities (commonly referred to as "junk bonds")("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments in higher grade debt securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

         Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.


         A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.


         The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


         The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Each Fund which is permitted to invest in High Yield Securities may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Distressed Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.


         Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher quality bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.


         The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of each Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         LOANS OF PORTFOLIO SECURITIES. While they have no present intention of doing so, INVESTMENT GRADE FUND, FUND FOR INCOME and GOVERNMENT FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. In the case of the Fund For Income, any loan of portfolio securities must also comply with the Fund's fundamental policies on loans which include (among other things) obtaining Board approval. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

         MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND and INVESTMENT GRADE FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgages of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.


         Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home
Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.



         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.


         The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.


         The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

         The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         MUNICIPAL SECURITIES. Each Fund may invest in the following municipal securities.

         MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

         MUNICIPAL COMMERCIAL PAPER. Issues of commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt.

         MUNICIPAL NOTES. Municipal notes are principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix C.

         PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. Consequently, the payment of principal and interest on PABs and IDBs usually depends entirely on the ability of the owner of the project financed to meet its financial obligation to repay the bonds. In many instances these financial obligations of private parties are secured by liens or pledges upon real and personal property or are backed up by a standby letter of credit issued by a commercial bank, which letter of credit effectively guarantees payment of principal and interest on behalf of the party obligated to pay. Banks which issue standby letters of credit to support the payment of principal and/or interest on PABs and IDBs are restricted as to the form the letter of credit may take, the total amount committed by standby letters of credit that may be issued on behalf of one person or affiliates thereof and will usually only have to fulfill their obligation when there is little chance of recovery against the defaulting account party.

         PUT BONDS. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. The Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. There is no assurance that an issuer of a put bond acquired by a Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

         VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments ("VRDIs") generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on these instruments is adjusted at various intervals ranging from one day to six months, and the adjustments are based on market conditions. These instruments allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. The Fund will invest only in VRDIs that have a demand notice period of not more than seven calendar days in length. Usually, the Fund may also demand payment from a redemption agent. In either instance, the obligation to pay the holder upon demand is usually backed by a standby letter of credit issued by a commercial bank to support the obligation of the party which has the duty to pay upon demand. Issuers of VRDIs may have the right to prepay the outstanding principal and interest upon the instrument in their discretion with a notice period to the holder for prepayment by the issuer usually equal to that for the demand feature.

         Banks issuing standby letters of credit to support VRDIs receive a fee from or on behalf of the issuer to establish the credit and may charge other fees if the standby letter of credit is drawn upon. Such banks also enter into a reimbursement agreement whereby the issuer or the redemption agent agrees to reimburse the bank for any draw under the standby letter of credit. Such reimbursement agreement, however, in no way affects the obligation of the bank issuing the standby letter of credit, and payment of the Fund under a demand feature backed by a standby letter of credit is not conditioned upon the bank's likelihood of recovery under the reimbursement agreement. Consequently, the Adviser will monitor the quality of the bank issuing any standby letter of credit which supports the demand feature of any VRDI purchased by the Fund.

         VRDIs reduce the likelihood of changes in value in the obligations they represent as is typical with fixed rate instruments. As interest rates change, fixed rate instruments' values change as the market re-evaluates the price of the fixed rate of income in light of new market interest rates. If interest rates rise, the value of an existing fixed rate instrument may fail to provide a new purchaser with the effective market rate of income then prevailing. If interest rates fall, the value of such an instrument may rise for similar reasons. If interest rates change, the value of a VRDI should not change as much as a fixed rate obligation, to the extent rate adjustments on the variable rate instrument mirror the market. Therefore, the potential risk of capital depreciation is much lower on a VRDI than on a fixed rate obligation, although the potential for capital appreciation is also reduced. VRDIs are not comparable to long-term fixed-rate securities, and the rates on these instruments may be higher or lower than simultaneous market rates for fixed rate securities of similar quality and time to maturity.

         To determine time to maturity of VRDIs for the purpose of either the 397-day maturity maximum for all of the Fund's investments or for computing the Fund's dollar weighted average portfolio maturity, the maturity of the instrument is deemed to be the greater of (1) the notice period required before the Fund may receive payment under the demand feature of the instrument, or (2) the time remaining until the next interest rate adjustment on the instrument.

         PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

         CASH MANAGEMENT FUND may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the fund, for issuing participation interests to the Fund. The Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the opinion of the Fund's investment adviser, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. The Fund purchases such a participation only if the issuer has a private letter ruling from the Internal Revenue Service ("IRS") or an opinion of its counsel that interest on the participation for which standby commitments have been issued is exempt from Federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets. The Fund will only purchase participations accompanied by a standby commitment.

         PREFERRED STOCK. Each Fund except CASH MANAGEMENT FUND may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.


         REPURCHASE AGREEMENTS. While each Fund has no present intention of doing so, it may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Funds will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of Cash Management Fund's net assets, and more than 15% of the other Funds' net assets, would be invested in such repurchase agreements and other illiquid investments.


         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. None of the Funds may purchase or otherwise acquire any security if, as a result, more than 10% of Cash Management Fund's net assets, and more than 15% of the other Funds' net assets, (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or Trustees, as applicable (hereinafter "Directors" or "Board"), or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to the 10% or 15% limits, as applicable. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         SEPARATED OR DIVIDED U.S. TREASURY SECURITIES. GOVERNMENT FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         STANDBY COMMITMENTS. Each Fund may acquire standby commitments from banks with respect to simultaneous purchases of Municipal Instruments for the Fund's portfolio. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from a Fund at a specified price at the Fund's option. A standby commitment is similar to a put option for a particular Municipal Instrument in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for the Municipal Instruments when a Fund decides to sell the Municipal Instrument for which it is issued and the lack of familiarity with standby commitments in the marketplace.

         The Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a Municipal Instrument covered by a standby commitment at any time and to any person.

         The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for Municipal Instruments covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the Municipal Instruments so covered. The total amount a Fund may pay as consideration in either manner, on an annual basis, of the issuance of standby commitments may not exceed 0.50% of that Fund's total assets.

         Standby commitments acquired by the Fund are not added to the computation of the Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

         In the absence of either a favorable ruling of the IRS, or opinion from the bond issuer's counsel, that the Interest on Municipal Instruments for which standby commitments have been issued is exempt from Federal income taxation, the Fund will not acquire standby commitments.

         TIME DEPOSITS. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.


         VARIABLE RATE AND FLOATING RATE NOTES. Each Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

         The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

         WARRANTS. FUND FOR INCOME and INVESTMENT GRADE FUND may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock.

         WHEN-ISSUED SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                               INVESTMENT POLICIES

         Each Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940 as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors/Trustees of a Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.


      CASH MANAGEMENT FUND will not:


      (1) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings.

      (2) Make loans, except by purchase of debt obligations and through repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's net assets (taken at current value).

      (3) Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof more than 25% of the Fund's total assets (taken at current value) would be invested in the obligations of one or more issuers having their principal business activities in the same industry; provided, however, that the Fund may invest more than 25% of its total assets in the obligations of banks.

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (5) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

      (6) Make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto.

      (7)  Write or purchase any put or call options.

      (8) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

      (9) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

      (10) Purchase the securities of other investment companies or investment trusts.

      (11) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser owning individually more than one-half of one percent of said issuer's outstanding stock own, in the aggregate, more than five percent of said issuer's outstanding stock.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Invest in companies for the purpose of exercising control or management.

      (14) Issue senior securities.

      (15) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration.

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval:

      (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Notwithstanding fundamental investment restriction (1) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

         GOVERNMENT FUND will not:

      (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

      (2) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

      (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more then seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      (4) Purchase, with respect to only 75% of the Fund's assets, the securities of any issuer (other than U.S. Government Obligations (as defined in the Prospectus)) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

      (5) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (6) Concentrate its investments in any particular industry.

      (7) Purchase securities on margin; except that the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities. (The deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (8) Write put or call options; except that the Fund may write options with respect to U.S. Government Obligations (as defined in the Prospectus) and interest rate futures contracts. Notwithstanding the foregoing, a non-fundamental investment restriction, adopted by the Fund's Board of Directors, prohibits the Fund from engaging in any option transactions.

      (9) Make short sales of securities.

      (10) Issue senior securities.

      (11) Purchase the securities of other investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with this disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Buy or sell real estate, (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration; provided, however, the Fund may invest in securities secured by real estate or interests in real estate.

      (14) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options.

      The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval. This restriction provides that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         INVESTMENT GRADE FUND will not:

         (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

         (2) Issue senior securities, as defined in the 1940 Act, or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

         (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (6)  Concentrate its investments in any particular industry.

         (7) Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.

         (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (9)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (10) Purchase any securities on margin (although the Fund may obtain such short-term credit as may be necessary for the purchases and sales of its portfolio securities).

         (11) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities, or (c) to the extent a repurchase agreement is deemed a loan.

         (12) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

         (13) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


         The following investment restrictions are not fundamental and may be changed without shareholder approval.

         (1) The Fund will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

         (2) The Fund will not invest more than 10% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. Markets.

         (3) The Fund will not make loans of portfolios securities or invest more than 5% of its net assets in securities issued on a when-issued or delayed delivery basis.

         (4) The Fund will not invest more than 5% of its net assets in zero coupon or pay-in-kind securities.

         (5) The Fund will not invest more than 10% of its net assets in debt securities that are rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded below those ratings), or if unrated, are deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. If downgrading results in the Fund holding more than 10% of its net assets in securities rated lower than Baa by Moody's or BBB by S&P, the Fund will sell sufficient securities to stay within this limit.

         FUND FOR INCOME will not:

         (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons except that the Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is about to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest-bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 5% of the value of its total assets in securities of issuers, including the operations of predecessors that have been in business for less than three years.

         (5) Invest 25% or more of the value of its total assets in a particular industry at one time.

         (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (7) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.

         (8) Invest in companies for the purpose of exercising control or management.

         (9) Invest in securities of other investment companies, except in connection with a merger of another investment company.

         (10) Purchase any securities on margin or sell any securities short.

         (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

         (13) Issue senior securities.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions, which may be changed without shareholder approval.

         (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (3) The Fund will not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

         (4) The Fund will not invest more than 10% of its net assets in securities issued on a when-issued or delayed delivery basis.

         (5) The Fund may invest up to 5% of its total assets in debt securities of issuers located in emerging market countries.

         (6) The Fund may invest up to 15% of its total assets in securities of companies that are in default or undergoing bankruptcy or reorganization.


                               PORTFOLIO TURNOVER

         Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

         For the fiscal years ended September 30, 2000 and September 30, 2001, FUND FOR INCOME'S portfolio turnover rate was 14% and 18%, respectively, GOVERNMENT FUND'S portfolio turnover rate was 26% and 59%, respectively and INVESTMENT GRADE'S portfolio turnover rate was 62% and 21%, respectively.

                         DIRECTORS/TRUSTEES AND OFFICERS

         Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors and executive officers of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND AND FUND FOR INCOME, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (76), Chairman and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (46), President and Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; Vice President, FIAMCO.

ROBERT GROHOL** (69), Director/Trustee, 263 Woodland Road, Madison, NJ 07940. Retired; formerly Senior Vice President, Beneficial Management Corporation of America's Gulf Coast, Northwest, and Southern groups.

LARRY R. LAVOIE* (54), Director/Trustee. Assistant Secretary, ADM, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (79), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (80), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

JAMES M. SRYGLEY** (69), Director/Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (70), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (72), Director/Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (44), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO and FIAMCO.

CONCETTA DURSO (65), Vice President and Secretary. Vice President, FIMCO, and ADM; Assistant Vice President and Assistant Secretary, FIC.

PATRICIA D. POITRA (46), Vice President, U.S. GOVERNMENT PLUS FUND and FIRST INVESTORS SERIES FUND II. Director of Equities, FIMCO.

CLARK D. WAGNER (42), Vice President, FIRST INVESTORS SERIES FUND, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., and First Investors Government Fund, Inc.; Director of Fixed Income, FIMCO.

DENNIS FITZPATRICK (43), Vice President, FIRST INVESTORS SERIES FUND and FIRST INVESTORS SERIES FUND II; Portfolio Manager, FIMCO.

GEORGE V. GANTER (49), Vice President, FIRST INVESTORS SERIES FUND; Portfolio Manager, FIMCO.

MICHAEL O'KEEFE (36), Vice President, Cash Management Fund, Inc.

-------------------

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.


         All of the officers and Directors, except for Mr. Ganter, Mr. O'keefe and Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Investors Federal Savings Bank, First Investors Credit Corporation, First Investors Credit Funding Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, First Investors Federal Savings Bank, School Financial Management Services, Inc., First Investors Credit Funding Corporation, First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


         The following table lists compensation paid to the Directors/Trustees of each Fund for the fiscal year ended September 30, 2001.

DIRECTORS FEES PAID
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001
                                                                                                          TOTAL
                                                                                                          COMPENSATION
                              AGGREGATE            AGGREGATE         AGGREGATE         AGGREGATE          FROM FIRST
                              COMPENSATION         COMPENSATION      COMPENSATION      COMPENSATION       INVESTORS
                              FROM CASH            FROM              FROM              FROM               FAMILY OF
                              MANAGEMENT           FUND FOR          GOVERNMENT        INVESTMENT         FUNDS PAID
DIRECTOR                      FUND**+              INCOME**          FUND**            GRADE FUND**       TO DIRECTOR+
-------------------------------------------------------------------------------------------------------------------------------

GLENN O. HEAD                        $0                 $0                $0                 $0                 $0
KATHRYN S. HEAD                       0                  0                 0                  0                  0
LARRY R. LAVOIE                       0                  0                 0                  0                  0
REX R. REED                         1,800              2,550             1,800              1,200              44,285
HERBERT RUBINSTEIN                  1,800              2,550             1,800              1,200              44,285
JAMES M. SRYGLEY                    1,800              2,550             1,800              1,200              44,285
JOHN T. SULLIVAN                      0                  0                 0                  0                  0
ROBERT F. WENTWORTH                 1,800              2,550             1,800              1,200              44,285
ROBERT GROHOL                       1,800              2,550             1,800              1,200              44,285

-------------------
** Compensation to officers, interested Directors of the Funds and the emeritus Director is paid by the Adviser.
+ The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended September 30, 2001.


                                   MANAGEMENT

         ADVISER. Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of the applicable Fund, including a majority of the Directors who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party

("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.


         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated at any time without penalty by the applicable Fund's Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to the applicable Fund, for a period of over two years only if such continuance is approved annually either by such Fund's Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of such Fund's Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under its Advisory Agreement, CASH MANAGEMENT FUND pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets. With respect to the other Funds, under each Advisory Agreement, the applicable Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

                                 FUND FOR INCOME
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  ------
Up to $250 million..................................................       0.75%
In excess of $250 million up to $500 million........................       0.72
In excess of $500 million up to $750 million........................       0.69
Over $750 million...................................................       0.66

                                 GOVERNMENT FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  ------
Up to $200 million..................................................       1.00%
In excess of $200 million up to $500 million........................       0.75
In excess of $500 million up to $750 million........................       0.72
In excess of $750 million up to $1.0 billion........................       0.69
Over $1.0 billion...................................................       0.66

                              INVESTMENT GRADE FUND
                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  ------
Up to $300 million..................................................       0.75%
In excess of $300 million up to $500 million........................       0.72
In excess of $500 million up to $750 million........................       0.69
Over $750 million...................................................       0.66

The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the time periods noted below.


                                                         FISCAL YEAR ENDED 9/30/99
                                                         -------------------------
                                                    ADVISORY        ADVISORY
                                                      FEES            FEES           EXPENSES
                                                      PAID           WAIVED         REIMBURSED
                                                      ----           ------         ----------

Income                                            $3,121,524               $0               $0
Investment Grade                                    $338,731          $84,683          $72,220
Government                                          $951,583         $600,530               $0
Cash Management                                     $613,472               $0         $414,285


                                                            FISCAL YEAR ENDED 9/30/00
                                                            -------------------------
                                                    ADVISORY        ADVISORY
                                                      FEES            FEES           EXPENSES
                                                      PAID           WAIVED         REIMBURSED
                                                      ----           ------         ----------

Income                                             $3,502,308              $0              $0
Investment Grade                                     $327,477         $81,865         $56,859
Government                                           $791,946        $527,964         $45,513
Cash Management                                      $847,819              $0        $488,668


                                                            FISCAL YEAR ENDED 9/30/01
                                                            -------------------------
                                                    ADVISORY        ADVISORY
                                                      FEES            FEES           EXPENSES
                                                      PAID           WAIVED         REIMBURSED
                                                      ----           ------         ----------

Income                                             $3,586,675              $0               $0
Investment Grade                                     $375,867         $93,993          $13,535
Government                                           $789,967        $525,674          $26,357
Cash Management                                      $981,352              $0         $353,458



         Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


         The Adviser has an Investment Committee composed of Richard T. Bourke, Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Greg Miller, Michael O'Keefe, Patricia D. Poitra, Clark
D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                            UNDERWRITERS AND DEALERS

         Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

         The following table lists the sales charge with respect to Class A shares of each Fund, the Fund, as well as the amount of the sales charge which is reallowed to dealers selling the shares:

                                                               SALES CHARGES AS % OF
                                                               ---------------------              CONCESSION TO
                                                          OFFERING          NET AMOUNT           DEALERS AS % OF
AMOUNT OF INVESTMENT                                        PRICE            INVESTED            OFFERING PRICE
--------------------                                        -----            --------            --------------

Less than $25,000...................................        6.25%              6.67%                  5.13%
$25,000 but under $50,000...........................        5.75               6.10                   4.72
$50,000 but under $100,000..........................        5.50               5.82                   4.51
$100,000 but under $250,000.........................        4.50               4.71                   3.69
$250,000 but under $500,000.........................        3.50               3.63                   2.87
$500,000 but under $1,000,000.......................        2.50               2.56                   2.05


Fiscal Year End September 30, 1999

                                       UNDERWRITING FEES                   AMOUNTS ALLOWED
             FUND                         PAID TO FIC                      TO OTHER DEALERS
             ----                         -----------                      ----------------

Income                                     $750,062                        $ 137,914
Investment Grade                           $371,329                        $  13,926
Government                                 $177,774                        $   4,677

Fiscal Year End September 30, 2000

                                       UNDERWRITING FEES                   AMOUNTS ALLOWED
             FUND                         PAID TO FIC                      TO OTHER DEALERS
             ----                         -----------                      ----------------
Income                                     $783,630                          $85,252
Investment Grade                           $231,705                          $16,403
Government                                 $132,113                          $11,896

Fiscal Year End September 30, 2001

                                       UNDERWRITING FEES                   AMOUNTS ALLOWED
             FUND                         PAID TO FIC                      TO OTHER DEALERS
             ----                         -----------                      ----------------
Income                                     $919,665                         $111,302
Investment Grade                           $619,621                         $  8,706
Government                                 $413,162                         $ 37,438

                               DISTRIBUTION PLANS

         Each Fund except CASH MANAGEMENT FUND has adopted a separate plan of distribution for each class of its shares pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"). CASH MANAGEMENT FUND has adopted a Class B Plan (also a "Plan") only. Under the Plans, each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class B Plan is a compensation plan. Each Class A Plan is a reimbursement plan, except for INVESTMENT GRADE FUND Class A Plan which is a compensation plan.

         Each Plan was approved by the applicable Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of such Fund. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

         Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

         In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

For the fiscal year ended September 30, 2001, FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND paid the following pursuant to the respective Plans. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

CLASS A                                                                                                       TOTAL
                                          COMPENSATION TO      COMPENSATION TO      COMPENSATION TO     DISTRIBUTION PLAN
FUND                                        UNDERWRITER            DEALERS          SALES PERSONNEL         FEES PAID
----                                        -----------            -------          ---------------         ---------


Income                                        $696,567              $19,516             $679,265           $1,395,348
Investment Grade                               $50,453                 $620              $86,188             $137,261
Government                                    $120,368                 $679             $197,444             $318,491



CLASS B                                                                                                       TOTAL
                                          COMPENSATION TO       COMPENSATION TO       COMPENSATION TO     DISTRIBUTION PLAN
FUND                                        UNDERWRITER             DEALERS           SALES PERSONNEL         FEES PAID
----                                       -----------              -------           ---------------         ---------

Income                                           $126,304               $69,873               $33,526             $229,703
Investment Grade                                  $89,711                   $19               $11,204             $100,934
Government                                        $35,368                $1,401                $3,063              $39,832
Cash Management                                        $0                    $0               $22,153              $22,153



                        DETERMINATION OF NET ASSET VALUE

CASH MANAGEMENT FUND

      The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Fund's Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The Board of Directors of the Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND


         For each Fund, other than Cash Management Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

ALL FUNDS

         Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

         EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                  (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

                  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions. Purchases and sales of portfolio securities by CASH MANAGEMENT FUND generally are principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.


         In purchasing and selling portfolio securities on behalf of a Fund, the Adviser will seek to obtain best execution. A Fund may pay more than the lowest available commission (as that term is defined by the Securities Exchange Commission) in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The data is used by the Adviser and the Fund Board to analyze a Fund's performance relative to other comparable funds.


         In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of a Fund.

         The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board of Directors.


FISCAL YEAR ENDED SEPTEMBER 30, 1999

FUND NAME                                           BROKER COMMISSIONS             TRANSACTIONS
---------                   TOTAL BROKER                    PAID                  ON COMMISSIONS
                          COMMISSIONS PAID             FOR RESEARCH              PAID FOR RESEARCH
                          ----------------             ------------              -----------------

Income                        $218                          $218                       $64,486
Investment Grade                $0                            $0                            $0
Government                      $0                            $0                            $0
Cash Management                 $0                            $0                            $0

FISCAL YEAR ENDED SEPTEMBER 30, 2000

FUND NAME                                            BROKER COMMISSIONS            TRANSACTIONS
--------                    TOTAL BROKER                    PAID                  ON COMMISSIONS
                          COMMISSIONS PAID             FOR RESEARCH              PAID FOR RESEARCH
                          ----------------             ------------              -----------------

Income                      $1,260                            $0                            $0
Investment Grade                $0                            $0                            $0
Government                      $0                            $0                            $0
Cash Management                 $0                            $0                            $0



FISCAL YEAR ENDED SEPTEMBER 30, 2001

FUND NAME                                            BROKER COMMISSIONS            TRANSACTIONS
                            TOTAL BROKER                    PAID                  ON COMMISSIONS
---------                 COMMISSIONS PAID              FOR RESEARCH             PAID FOR RESEARCH
                          ----------------              ------------             -----------------

Income                           $0                           $0                                 $0
Investment Grade                 $0                           $0                                 $0
Government                       $0                           $0                                 $0
Cash Management                  $0                           $0                                 $0



                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

         Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

         REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will like of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

SPECIAL FEATURES WITH RESPECT TO CASH MANAGEMENT FUND

      SUPER CHECKING PROGRAM. Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Federal Savings Bank ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps," or transfers, funds to your FFS account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 for Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF OR GUARANTEED BY FFS, AND ARE SUBJECT TO RISK OF LOSS OF PRINCIPAL. For more information on the Super Checking Program, call FFS at 1-800-304-7748.

      CHECK REDEMPTION PRIVILEGE. You may obtain checks for non-retirement Fund accounts ("Redemption Checks"). Dividends are earned on Fund shares until a Redemption Check clears. You are subject to the rules and regulations of the Custodian covering checking accounts. Neither the Funds nor the Custodian charges you for the use of such Redemption Checks. On presentation of a Redemption Check to the Custodian for payment, the Fund determines that a sufficient number of full and fractional shares are available in your account to cover the amount of the Redemption Check. Shares are considered available after a fifteen day clearing period. The Funds return all cancelled checks to you once a month. Neither the Fund nor the Custodian can certify or directly cash Redemption Checks. Any "stop payment" requests must be directed to the Transfer Agent and not to the Custodian. However, there is no guarantee that a "stop payment" request will stop the payment of a Redemption Check. You cannot use the Check Redemption Privilege for the redemption of shares for which certificates have been issued, for redemptions from retirement accounts or for redemptions of shares which are subject to a contingent deferred sales charge ("CDSC"). A CDSC may be imposed on the redemption of Fund shares acquired through an exchange of Class A shares from another Eligible Fund which were originally purchased at net asset value. Because each Fund accrues dividends on a daily basis, you may not redeem your Fund account in its entirety by the use of the check redemption privilege. The Check Redemption Privilege is not available for Super Checking.

      It is your responsibility to be certain that sufficient shares are in your account and available to cover the amount of the Redemption Check since, if there are insufficient shares, the Redemption Check will be returned through banking channels marked "insufficient funds." It is also your responsibility to ensure that such Redemption Checks are not made available to unauthorized individuals and to promptly notify the Funds of any lost or stolen Redemption Checks. Either the Funds or the Custodian may at any time amend or terminate the Check Redemption Privilege. The Funds bear all expenses relating to this Check Redemption Privilege.

                                      TAXES

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including,

[for those Funds that can invest in options and futures contracts], gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets [and that does not represent more than 10% of the issuer's outstanding voting securities]; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends and other distributions a Fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. Although each Fund is authorized to hold equity securities, it is expected that any dividend income a Fund receives will be minimal; accordingly, very little, if any, of the distributions made by the Funds will be eligible for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


         Dividends and interest a Fund receives, and gains a Fund realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Fund, other than CASH MANAGEMENT FUND, may each invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) -that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gains to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election, (and under Regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Each Fund except CASH MANAGEMENT FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying as permissible income under the Income Requirement.

         Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund invests may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as through they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

         Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time A FUND accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

         Offsetting positions a Fund enters into or holds in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

         If a call option written by a Fund lapses (i.e. terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will be recognized gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying identical property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale or granting an option to buy substantially identical stock or securities).


                             PERFORMANCE INFORMATION

CASH MANAGEMENT FUND

      The Fund provides current yield quotations based on its daily dividends. The Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, the Fund provides effective yield quotations for a base period return of seven days. The Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


      The following is an example, for purposes of illustration only, of the current and effective yield calculation for Class A and Class B shares for the seven day period ended December 31, 2001.

                                                     CASH MANAGEMENT FUND
                                                     --------------------
                                                   CLASS A           CLASS B
                                                   SHARES            SHARES
                                                   ------            ------
Dividends per share from net investment       $  .000291449     $  .000147368
income (seven calendar days ended December
31, 2001) (Base Period)

Annualized (365 day basis)*                   $  .015196983     $.007684188

Average net asset value per share of the      $1.00             $1.00
seven calendar days ended December 31, 2001

Annualized historical yield per share for     1.52%             0.77%
the seven calendar days ended December 31,
2001

Effective Yield**                             1.53%             0.77%

Weighted average life to maturity of the      __________        __________
portfolio on December 31, 2001 as 79 days
------------

* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2001.
**       Effective Yield = [(Base Period Return+1)^(365/7)] - 1


FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND

         A Fund may advertise its top holdings from time to time. A Fund may also advertise performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)^(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.


         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 2001 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1),(2)

FUND                   ONE YEAR                 FIVE YEARS              TEN YEARS               LIFE OF FUND(3)
                       ------------             --------------          --------------          ---------------
                       Class A     Class B      Class A       Class B   Class A       Class B   Class A        Class B
                       Shares      Shares       Shares        Shares    Shares        Shares    Shares         Shares
                       ------      ------       ------        ------    ------        ------    ------         ------
Income                 -15.77%     -14.19%        0.85%         1.07%     7.10%                                  4.87%
Investment Grade         3.95%       6.15%        5.32%         5.67%     6.48%                                  6.88%
Government               3.58%       5.77%        5.51%         5.80%     5.45%                                  6.60%


TOTAL RETURN(1),(2)

FUND                 ONE YEAR              FIVE YEARS             TEN YEARS              LIFE OF FUND(3)
                     -------------         ---------------        --------------         ----------------
                     Class A     Class B   Class A       Class B  Class A      Class B   Class A        Class B
                     Shares      Shares    Shares        Shares   Shares       Shares    Shares         Shares
                     ------      ------    ------        ------   ------       ------    ------         ------
Income               -15.77%     -14.19%    4.33%         5.49%    98.57%                                37.67%
Investment Grade       3.95%       6.15%   29.60%        31.73%    87.35%                                56.38%
Government             3.58%       5.77%   30.77%        32.56%    70.08%                                53.64%

-------------------------------

(1) All Class A total return figures assume the maximum front-end sales charge of 6.25% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to July 1, 1993, the maximum front-end sales charge was 6.90%. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for GOVERNMENT FUND, and 8.50% for FUND FOR INCOME.
(2) Certain expenses of the Funds have been waived from commencement of operations through September 30, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived.
(3) The commencement date for the offering of Class B shares is January 12, 1995. The inception dates for Class A shares of the funds are as follows:
    CASH MANAGEMENT FUND - October 16, 1978; GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; and FUND FOR INCOME - January 1, 1971.

         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the period ended September 30, 2001 are set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN(1)

FUND                 ONE YEAR              FIVE YEARS              TEN YEARS             LIFE OF FUND(2)
                     -------------         ------------           ------------           -----------------
                     Class A     Class B   Class A      Class B   Class A      Class B   Class A        Class B
                     Shares      Shares    Shares       Shares    Shares       Shares    Shares         Shares
                     ------        ------     ------       ------ ------       ------    ------         ------

Income               -10.20%       -10.62%    2.15%        1.46%     7.79%                               4.87%
Investment Grade      10.93%        10.15%    6.70%        5.98%     7.16%                               6.88%
Government            10.49%         9.77%    6.89%        6.12%     6.14%                               6.60%



TOTAL RETURN(1)

FUND                  ONE YEAR             FIVE YEARS              TEN YEARS             LIFE OF FUND(2)
                      ------------         ---------------         --------------        ----------------
                      Class A    Class B   Class A      Class B   Class A      Class B   Class A        Class B
                      Shares     Shares    Shares       Shares    Shares       Shares    Shares         Shares
                      ------     ------    ------       ------    ------       ------    ------         ------
Income                -10.20%    -10.62%    11.22%       7.49%     111.65%                              37.67%
Investment Grade       10.93%     10.15%    38.29%      33.73%      99.76%                              56.38%
Government             10.49%      9.77%    39.54%      34.56%      81.43%                              53.64%




-----------------
(1) Certain expenses of the Funds have been waived from commencement of operations through September 30, 2001. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(2) The commencement date for the offering of Class B shares of each Fund is January 12, 1995. The inception dates for Class A shares of the funds are as follows: CASH MANAGEMENT FUND - October 16, 1978; GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; and FUND FOR INCOME - January 1, 1971.


         Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

FOR THE 30 DAYS ENDED SEPTEMBER 30, 2001
----------------------------------------

                        SEC YIELD    SEC YIELD
                         CLASS A      CLASS B
                         -------      -------

Income                   12.60%        12.70%
Investment Grade          4.80%        4.37%
Government                4.99%        4.58%


During this period certain expenses of the Funds were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived. The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value.
Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rates for the twelve-month period ended September 30, 2001 for Class A shares of FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND are as follows:

FUND NAME                  CLASS A           CLASS A
---------                DISTRIBUTION      DISTRIBUTION      DISTRIBUTION
                           RATE SEC          RATE NAV          RATE NAV
                           --------          --------          --------

Income                      11.28%            12.05%            11.27%
Investment Grade            5.92%             5.98%             5.61%
Government                  5.32%             5.68%             4.94%


During this period certain expenses of the Funds were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

ALL FUNDS

         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.


         From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities. In doing so, the reports and literature may refer to sources such as:


         Donoghue's Money Fund Average, a published statistic indicating the performance of money market mutual funds.

         Bank Rate Monitor Index, a published statistic indicating a composite interest rate available through banks on their money market deposit accounts.

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Reuters, a wire service that frequently reports on global business.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

         Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance on different types of bonds and different types of stocks (e.g.) by capitalization range.

         The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

         The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

         The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

         The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

         The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

         The Russell 3000 Index, prepared by the Frank Russell Company, consists of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market. The Russell 3000 tracks the return on these stocks based on price appreciation and depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         The Russell 3000 Growth Index, prepared by the Frank Russell Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios.

         The    Salomon    Brothers     Government    Index    is    a    market
         capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

         The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

         The   Standard   &  Poor's   400   Mid-Cap   Index   is  an   unmanaged
         capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

         The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

         The Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

         The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bond funds, and money market funds by age, objective or risk tolerance.

                               GENERAL INFORMATION



         CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

         AUDITS AND REPORTS. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund, except for the First Investor's Cash Management Fund, Inc., by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; $.75 for each payment; and $1.00 per account per report required by any governmental authority. The fees charged to the Cash Management Fund by the transfer agent are $2.00 per account per month and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the
Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.


         BENEFICIAL OWNERSHIP INFORMATION. As of December 31, 2002 the following shareholders owned of record or beneficially 5% or more of the outstanding Class A shares of the CASH MANAGEMENT FUND:

SHAREHOLDER                                              % OF SHARES
-----------                                              -----------
First Investors Management Company, Inc.                     9.2
95 Wall Street
New York, NY  10005

         As of December 31, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding Class B shares of the CASH MANAGEMENT
FUND:

SHAREHOLDER                                          % OF SHARES
-----------                                          -----------
Vicki B. Kent                                            9.5
1401 S. Ulster Street
Denver, CO  80231


         As of December 31, 2002, the following shareholders owned as of record or beneficially 5% or more of the outstanding Class A shares of FUND FOR INCOME:

SHAREHOLDER                                          % OF SHARES
-----------                                          -----------
Pert & Co.                                                15
Bank of New York
c/o ADM Corp.
581 Main Street
Woodbridge, NJ  07095


         As of December 31, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding Class B shares of the GOVERNMENT
FUND:

SHAREHOLDER                                          % OF SHARES
-----------                                          -----------
Pert & Co.                                               13.6
Bank of New York
c/o ADM Corp.
581 Main Street
Woodbridge, NJ  07095

         SHAREHOLDER LIABILITY. SERIES FUND, INVESTMENT GRADE FUND is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of INVESTMENT GRADE FUND. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of INVESTMENT GRADE FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of INVESTMENT GRADE FUND. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. INVESTMENT GRADE FUND may have an obligation to indemnify Trustees and officers with respect to litigation.


         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors or Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Fund are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds.

                                   APPENDIX A

               DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

      - Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      -  Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bad Bonds, which are rated "Bad", are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds, which are rated "B" generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Cae Bonds, which are rated "CAE", are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B

         DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.

      -  High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX C

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2 Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2. Loans bearing this designation are of high quality, with margins of protection ample although not as large as the preceding group.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. This assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026


    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135

                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.


* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          YOUR TAXABLE EQUIVALENT YIELD

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  Your Tax-free Yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2001

REGISTRANTS INCORPORATE BY REFERENCE THE FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTS CONTAINED IN THE ANNUAL REPORTS TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001.

                               SHAREHOLDER MANUAL

[LOGO GRAPHIC OMITTED]

FIRST INVESTORS





SHAREHOLDER MANUAL





A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT
----------------------

AS OF NOVEMBER 1, 2001

INTRODUCTION


First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.


This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

WHEN WE ARE OPEN FOR BUSINESS..................................................1

HOW TO CONTACT US..............................................................1

HOW FUND SHARES ARE PRICED.....................................................1

HOW TO OPEN AN ACCOUNT
   Non-Retirement  Accounts....................................................2
   Retirement Accounts.........................................................2
   Telephone Privileges........................................................3

HOW TO BUY SHARES
   Placing Your Purchase Order.................................................4
   Paying For  Your Order......................................................4
      By Check.................................................................4
      By Money Line............................................................5
      By Automatic Payroll Investment..........................................5
      By Federal Funds Wire Transfers..........................................6
      By Distribution Cross-investment.........................................6
      By Systematic Withdrawal Plan Payment Investments........................6
    Between Share Classes......................................................7
     Class A Shares............................................................8
     Class B Shares...........................................................11
   Minimum Initial Investment Requirement.....................................12
   Additional Investments.....................................................12

HOW TO SELL SHARES
    Written Redemptions.......................................................12
    Telephone Redemptions.....................................................13
    Electronic Funds  Transfer Redemptions....................................13
    Systematic Withdrawals....................................................14
    Expedited Wire Redemptions................................................14
    Money Market Draft Check Redemptions......................................15

HOW TO EXCHANGE SHARES
    Exchange Conditions.......................................................16
    Telephone Exchanges.......................................................17
    Written Exchanges.........................................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED........................................18

STATEMENTS & REPORTS
    Transaction Confirmation Statements.......................................19
    Master Account Statements.................................................19
    Annual And Semi-Annual Reports............................................19

DIVIDENDS AND DISTRIBUTIONS...................................................20

TAX FORMS.....................................................................21

OTHER POLICIES
    Right To Reject Purchase Or Exchange Orders...............................22
    Share Certificates........................................................22
    Transferring Ownership Of Shares..........................................22
    Householding Of Disclosure Documents......................................22
    Returned Mail.............................................................23
    Reinstatement Privilege...................................................23

HOW TO COMMUNICATE WITH US
    Our Shareholder Services Department.......................................24
    E-mail....................................................................24
    Web Access................................................................25

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange (NYSE) is open for regular trading. We refer to these days as "Trading Days". In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1: Write us at:
   ADMINISTRATIVE DATA MANAGEMENT CORP.
   581 MAIN STREET
   WOODBRIDGE, NJ 07095-1198.
2: Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or
3: Visit us at any time on-line at www.firstinvestors.com

We do not accept purchase, exchange or redemption orders via our website or e-mail. See "How to Communicate With Us".

HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each Trading Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET). The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

HOW TO OPEN AN ACCOUNT


Before investing, you must establish an account with your broker-dealer. You must be a legal resident of the U.S. to open an account with First Investors. At First Investors Corporation ("FI") you open an account by completing and signing a Master Account Agreement ("MAA"). Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to

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purchase, deliver your completed MAA and your check, made payable to First
Investors Corporation, to your registered representative.


NON-RETIREMENT ACCOUNTS


We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.


INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process telephone transactions independently.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.


TRANSFER ON DEATH (TOD) ACCOUNTS. TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.


First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:

o allows you to designate more than one TOD beneficiary;

o does not print the beneficiaries' names on dividend and liquidation checks; and

o confirms TOD beneficiaries on quarterly statements.


CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Guardian/Conservator Certification & Indemnification Form.


RETIREMENT  ACCOUNTS

We offer the following types of retirement plans for individuals and employers:


INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.


SIMPLE IRAs for employers.

SEP-IRAs (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors and partnerships.


Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SEP-IRA, SARSEP-IRA, SIMPLE-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the

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account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

TELEPHONE PRIVILEGES


Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation. Telephone redemptions are not permitted on First Investors retirement accounts. Call Shareholder Services at 1(800) 423-4026 for assistance.

Telephone privileges allow you or your registered representative to exchange or redeem eligible shares and authorize other transactions with a simple phone call. For a description of the types of exchanges and redemptions that may be made using Telephone Privileges (see "How to Sell Shares-Telephone Redemptions" page 13 and "How to Exchange Shares-Telephone Exchanges" page 17).


For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2:  Some or all of the following information is obtained:
-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.


We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.


During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.
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HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price. If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

PAYING FOR YOUR ORDER

Payment is due within three Trading Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application
 (or the business day following a weekend or holiday).

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:
-      Checks drawn on US banks payable to First Investors Corporation.
-      Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
-      ACH transfers.


We DO NOT accept:
-      Third Party Checks.
-      Traveler's Checks.
-      Checks drawn on non-US banks.
-      Money Orders.
-      Cash.
-      Post Dated Checks.


BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new
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fund account, your check must meet the fund minimum. When making purchases to an existing account, include your fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Trading Date. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY FOR MONEY LINE:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or send it to:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

HOW TO CHANGE A MONEY LINE:

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.


Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:

-Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.


-Decrease the payment by any amount.


-Discontinue the service.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp.. To change from one bank to another or change your bank account number you must also send a new Money Line application, voided check or account statement and 10 days notice.

A medallion signature guarantee (see "When Signature Guarantees are Required", page 18) is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

BY AUTOMATIC PAYROLL INVESTMENT

With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY FOR API:
1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.

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


4:  Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

BY FEDERAL FUNDS WIRE TRANSFER

You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Fund account, you must provide us with the wire confirmation number, amount of the wire, and the existing account number(s) to be credited. Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #

All other existing FI Fund accounts:
FI Fund (specify fund name) - Class A:
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

If we receive a wire and we have not received all of the above noted information, your purchase will not occur until we receive the required information.

SPECIAL RULES FOR MONEY MARKET WIRE PURCHASES

If we receive a Federal Funds wire transfer for a purchase prior to 12:00 p.m., ET, and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026), your shares will start earning dividends on that same day. (See "Dividends and Distributions" on page 20.)

BY DISTRIBUTION CROSS-INVESTMENT

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Trading Day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW fund account. -A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS

You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares", page 12) from one fund account in shares of another fund account in the same class of shares.

-       Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
-       Both accounts must be in the same class of shares.

-       You must invest at least $600 a year if  into a new fund account.

-       You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of

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written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES

All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

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CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

-------------------------------------------------------------------------------
CLASS A SALES CHARGES
-------------------------------------------------------------------------------

                                     AS A % OF               AS A % OF  YOUR
YOUR INVESTMENT                    OFFERING PRICE             INVESTMENT
up to  $24,999                         6.25%                    6.67%
$25,000 - $49,999                      5.75%                    6.10%
$50,000 - $99,999                      5.50%                    5.82%
$100,000 - $249,999                    4.50%                    4.71%
$250,000 - $499,999                    3.50%                    3.63%
$500,000 - $999,999                    2.50%                    2.56%
$1,000,000 or more                        0%*                      0%*

* If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.
-------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2:  By a former FI associate or his/her spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.

9: When a group qualified plan (401(k), money purchase pension, profit sharing and 403(b) that is subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.


11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.


12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.


FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

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SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Group qualified retirement plans which have made special arrangements with First Investors for a sales charge discount.

2: Unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount.

3: 403(b)(7) accounts of clients whose employers have made special arrangements with First Investors for a sales charge discount.

CUMULATIVE PURCHASE PRIVILEGE:

The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.
-Conservator accounts are linked to the social security number of the ward, not the conservator.
-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").
-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).
-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent. -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT:
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:
-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.
-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.
-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

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

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.
-------------------------------------------------------------------------------
CLASS  B  SALES  CHARGES
-------------------------------------------------------------------------------
YEAR OF REDEMPTION                      CDSC AS A PERCENTAGE OF PURCHASE OR
                                              NAV AT REDEMPTION
Within the 1st or 2nd year                         4%
Within the 3rd or 4th year                         3%
In the 5th year                                    2%
In the 6th year                                    1%

Within the 7th year and 8th year                   0

-------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS ON CLASS B SHARES:

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:

The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.


2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of account owners (all owners in the case of joint accounts), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.


3:  Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8:  Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 or a spousal IRA with as little as $200. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order", page 4) or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.

Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

HOW TO SELL SHARES

You can sell your shares on any Trading Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.
-FIC registered representative payroll checks.

-Checks issued by First Investors Life Insurance Company, FIC or ADM.

-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Certain retirement accounts require additional documentation and specific distribution forms. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS

You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:
1:  The name of the fund;
2:  Your account number;
3: The dollar amount, number of shares or percentage of the account you want to redeem;
4:  Share certificates (if they were issued to you);
5:  Original signatures of all owners exactly as your account is registered; and


6: Signature guarantees, if required (see "When Signature Guarantees are Required", page 18).


Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Trading Day it receives such information.

TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, on any Trading Day provided:
-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");
-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less; AND


-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per fund account.

Check redemptions will not be honored if your address has been changed within 60 days.


Telephone redemption orders received between 4:00-5:00p.m. ET will be processed on the following Trading Day.

ELECTRONIC FUNDS TRANSFER REDEMPTIONS

Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:
1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;
3:  Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.


The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line", page 5) and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments", page 6) and dividend distributions to your bank account.


SYSTEMATIC WITHDRAWALS


Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order", page 4).


You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account while systematic withdrawals are being made, (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Trading Day.

-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.
-Wires must be directed to your predesignated bank account.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Your available account balance must be sufficient to cover the amount of your check and any applicable CDSC. Draft checks are not available for Class B share accounts and retirement accounts. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.


Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

EXCHANGE CONDITIONS

There are a number of conditions on the free exchange privilege.

1:  You may only exchange shares within the same class.

2:  Exchanges can only be made into identically owned accounts.

3: Exchanges into a new fund account must meet the new fund's minimum initial investment.

4:  The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares that are entitled to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

7: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (i.e., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

8: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

-------------------------------------------------------------------------------
                        EXCHANGE          EXCHANGE           EXCHANGE A
                        ALL SHARES TO     ALL SHARES TO      PORTION OF
                        ONE FUND          MULTIPLE           SHARES TO ONE OR
                        FUNDS             FUNDS              MULTIPLE FUNDS
-------------------------------------------------------------------------------
MONEY LINE              ML moves to       ML stays with      ML stays with
(ML)                    Receiving Fund    Original Fund      Original Fund



AUTOMATIC PAYROLL       API moves to      API is allocated   API stays with
INVESTMENT (API)        Receiving Fund    equally to         Original Fund
                                          Receiving Funds


SYSTEMATIC              SWP moves to      SWP                SWP stays
WITHDRAWALS             Receiving Fund    Canceled           with Original Fund
(SWP)
-------------------------------------------------------------------------------

TELEPHONE EXCHANGES


You can exchange by phone shares of any non-retirement account provided you have telephone privileges. (See "Telephone Privileges", page 3.)


You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:               Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221         Orders received after the close of the NYSE, usually
                        4:00 p.m., ET, are processed the following Trading Day.


                        1.      You must have telephone privileges.
                                (see "Telephone Privileges", page 3.)


                        2.      Certificate shares cannot be exchanged by phone.


                        3. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1
                                (800) 423-4026 to determine whether additional documents to are necessary.


WRITTEN EXCHANGES
Written instructions are acceptable for any exchange.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE, NJ 07095
                        1. Send us written instructions signed by all account owners exactly as the account is registered.

                        2. Include the name and account number of your fund.

                        3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                        4. Specify the existing account number or the name of the new Fund you want to exchange into.

                        5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

                        6. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not an acceptable substitute.

 SIGNATURE GUARANTEES ARE REQUIRED:

1:  For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.


4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).


5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6:  When shares are transferred to a new registration.

7:  When certificated (issued) shares are redeemed or exchanged.

8:  To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS


TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:
-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.


Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions", page 20).


A separate confirmation statement is generated for each fund account you own. It provides:
-Your fund account number.
-The date of the transaction.
-A description of the transaction (PURCHASE, REDEMPTION, ETC.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.

-The dollar amount of the dividend payment  (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.


MASTER ACCOUNT STATEMENTS

If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:
-fund name.
-fund's current market value.
-total distributions paid year-to-date.
-total number of shares owned.

ANNUAL AND SEMI-ANNUAL REPORTS


You will also receive an Annual and a Semi-Annual Report covering each fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

Except as provided below, for funds that declare daily dividends, your shares start earning dividends on the first business day following the day of purchase. Your shares continue to earn dividends until, but not including, the next business day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer", page 6), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:


--------------------------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
--------------------------------------------------------------------------------------------------
MONTHLY:                         QUARTERLY:                 ANNUALLY (IF ANY):

Cash Management Fund              Blue Chip Fund            All-Cap Growth Fund
Fund for Income                   Growth & Income Fund      Focused Equity Fund
Government Fund                   Total Return Fund         Global Fund
Insured Intermediate Tax Exempt   Utilities Income Fund     Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                     Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

--------------------------------------------------------------------------------
Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.


Dividends or capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional fund shares.


If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS

--------------------------------------------------------------------------------------------------
TAX FORM        DESCRIPTION                                                             MAILED BY

1099-DIV        Consolidated report lists all taxable dividend and capital gains        January 31
                distributions for all of the shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-B          Lists proceeds from all redemptions including systematic                January 31
                withdrawals and exchanges.  A separate form is issued
                for each fund account. Includes amount of federal income tax withheld  due to backup withholding.
--------------------------------------------------------------------------------------------------
1099-R          Lists taxable distributions from a retirement account. A separate       January 31
                form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.
--------------------------------------------------------------------------------------------------
5498            Provided to shareholders who made an annual IRA                             May 31
                contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
                A separate form is issued for each fund account.
--------------------------------------------------------------------------------------------------
1042-S          Provided to non-resident alien shareholders to report the amount          March 15
                of fund dividends paid and the amount of federal taxes withheld.
                A separate form is issued for each fund account.
--------------------------------------------------------------------------------------------------

Cost Basis      Uses the "average cost-single category" method to show the cost         January 31
Statement       basis of any shares sold or exchanged.  Information is provided to assist shareholders in calculating capital gains or losses.
                A separate statement, included with Form 1099-B, is issued for each fund account.  This statement is not reported to the IRS and does not include money market funds or retirement accounts.
--------------------------------------------------------------------------------------------------

Tax Savings     Consolidated report lists all amounts not subject to federal,           January 31
Report for      state and local income tax for all the shareholder's accounts.
Non-Taxable     Also includes any amounts subject to alternative minimum tax.
Income
--------------------------------------------------------------------------------------------------

Tax Savings     Provides the percentage of income paid by each fund that may            January 31
Summary         be exempt from state income tax.
--------------------------------------------------------------------------------------------------

OTHER POLICIES

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.


Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.


In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.



TRANSFERRING OWNERSHIP OF SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:
-Your account number.
-Dollar amount, percentage, or number of shares to be transferred. -Existing account number receiving the shares (if any).


-The registration with the name and taxpayer identification number of each customer receiving the shares.


-The signature of each account owner requesting the transfer with signature guarantee(s).


If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.


Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE  DOCUMENTS

It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household.

This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL


If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required", page 18). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.


Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

REINSTATEMENT PRIVILEGE

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.


If you are reactivating a closed account, the payment must meet the Fund's minimum investment amount.


If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.


Shares redeemed under our Systematic Withdrawal Plan are not eligible for reinstatement at NAV.


If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

Automated purchases may not be used to buy shares under the reinstatement privilege. To take advantage of this privilege, Class B share reinstatement purchases must be $1,000 or more.

Please notify us if you qualify for this privilege.

HOW TO COMMUNICATE WITH US

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line Monday through Friday, 9:00 a.m. to 6:00 p.m., EST, for account information or procedural assistance.

CALL US TO UPDATE OR CORRECT YOUR:

      o address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

      o Birth date (important for retirement distributions).

      o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non- retirement accounts only).

  CALL US TO REQUEST:

      o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

      o A stop payment on a dividend, redemption or money market draft check.

      o Suspension (up to six months) or cancellation of Money Line.

      o A duplicate copy of a statement , cancelled check or tax form. CANCELLED CHECK FEE: $10 fee for each copy of a cancelled dividend, liquidation, or investment check.

        DUPLICATE TAX FORM FEES:

                        Current Year....Free
                        Prior Year(s)...$7.50 per tax form per year.
                        There is a $15 fee for a copy of a cancelled money market draft check.


      o Cancellation of cross-reinvestment of dividends.


      o A history of your account (the fee can be debited from your non-retirement account).

        FEES:   1974 - 1982*....$10 per year fee
                1983 - present..$5 total fee for all years
                Current & Two Prior Years.......Free
                *ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974.

PROVIDED YOU HAVE TELEPHONE PRIVILEGES, YOU CAN ALSO CALL US TO:

      o Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.

      o Change the allocation of your Money Line or Automatic Payroll Investment payment.

      o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

      o Request a share certificate to be mailed to your address of record (non-retirement accounts only).

      o Request money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

      o Reactivate your Money Line (provided an application and voided check is on file).

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:

      o Literature on our funds and services.

      o Prospectus, annual report, and Statements of Additional Information requests.

      o Check copy requests.

      o Duplicate statement requests.

      o Procedural inquiries.

      o Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS

You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:

      o Review your current account balance.


      o View recent current and prior year transactions, such as deposits and redemptions.


      o Check fund prices.

      o Verify that money market checks have cleared.

      o Download fund prospectuses and the current Shareholders Manual.

      o Acquaint yourself with our range of client services.

      o Explore career opportunities.

      o Download educational articles on a variety of investment-related issues.

      o Review fund descriptions and top 10 portfolio holdings.

      o Review fund performance and portfolio management.


To begin enjoying these benefits, follow the directions below:

      o Visit our Web site at www.firstinvestors.com or call us at 1 (800) 423-4026 to request webaccess.

      o From the home page, select YOUR ACCOUNT.

      o Click on REQUEST PASSWORD.


      o Enter your full "MASTER ACCOUNT NUMBER" or full "ACCOUNT NUMBER" AND the last four digits of your "TAXPAYER IDENTIFICATION NUMBER" (i.e., your Social Security number or Employee ID number), then click on SUBMIT.


      o Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

      o After receiving your User Name and Password, visit our Web site and select the YOUR ACCOUNT section. Then click on the YOUR ACCOUNT button.

      o Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place.

      o Now, feel free to access your accounts at any time!


First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

[LOGO GRAPHIC OMITTED]

FIRST INVESTORS
PRINCIPAL UNDERWRITER
First Investors Corporation
95 Wall Street
New York, NY 10005
1-212-858-8000

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095
1-800-423-4026


SHARMAN  REV 11/01/01

                            PART C. OTHER INFORMATION

Item 23.        EXHIBITS

       (a)(i)     Articles of Restatement(1)


       (a)(ii)    Articles Supplementary(1)


       (b)        Amended and Restated By-laws(1)


       (c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation previously filed as
                  Exhibit 99.B1.2 to Registrant's Registration Statement and (c)
                  Article II and V of Registrant's Amended and Restated By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.


       (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

       (e) Underwriting Agreement between Registrant and First Investors Corporation(1)

       (f)        Bonus, profit sharing or pension plans - none

       (g)(i)     Custodian Agreement between Registrant and Irving Trust
                  Company(1)


       (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

       (g)(iii) Payment and Redemption Agency Agreement between Registrant and Irving Trust Company(1)

       (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(2)

       (h)(ii)    Amended Schedule A to Transfer Agent Agreement(3)

       (i)        Opinion and Consent of Counsel - filed herewith

       (j)(i)     Consent of Independent Accountants - filed herewith

       (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth(1)

       (j)(iii)   Power of Attorney for Mr. Grohol(4)

       (j)(iv)    Power of Attorney for Mr. Lavoie(4)


       (k)        Financial statements omitted from prospectus - none

       (l)        Initial capital agreements - none

       (m)        Class B Distribution Plan(1)


       (n) Amended and Restated Plan pursuant to Rule 18f-3 - filed herewith


       (o)        Reserved


       (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)


-------------------


(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 23 to Registrant's Registration Statement (File No. 2-62347) filed on April 24, 1996.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 29 to Registrant's Registration Statement (File No. 2-62347) filed on January 28, 2000.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924) filed on October 11, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 30 to Registrant's Registration Statement (File No. 2-62347) filed on January 26, 2001.




Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

                There are no persons controlled by or under common control with the Registrant.


Item 25.        INDEMNIFICATION

               ARTICLE X, SECTION 1 OF THE BY-LAWS OF REGISTRANT PROVIDES AS
FOLLOWS:

             Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.


             NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

             7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

             NUMBER 12 OF THE REGISTRANT'S UNDERWRITING AGREEMENT PROVIDES AS
FOLLOWS:

             12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

             ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

             1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

                  NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

                  5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

                  6.    INDEMNIFICATION.

                  A) The Fund shall indemnify and hold ADM harmless against any
               Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

                  B) The Transfer Agent shall not pay or settle any claim,
               demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

             REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL CORPORATION LAW CORPORATIONS AND ASSOCIATIONS ARTICLE, SECTION 2-418, INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

                  The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.



Item 27.        PRINCIPAL UNDERWRITERS

        (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:


                 Executive Investors Trust
                 First Investors Fund For Income, Inc.
                 First Investors Global Fund, Inc.
                 First Investors Government Fund, Inc.
                 First Investors High Yield Fund, Inc.
                 First Investors Insured Tax Exempt Fund, Inc.
                 First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Tax Free Fund, Inc. First Investors Series Fund
                 First Investors Series Fund II, Inc.
                 First Investors Tax-Exempt Money Market Fund, Inc.

                 First Investors U.S. Government Plus Fund
                 First Investors Life Variable Annuity Fund A
                 First Investors Life Variable Annuity Fund C
                 First Investors Life Variable Annuity Fund D
                 First Investors Life Level Premium Variable Life Insurance
                   (Separate Account B)


                (b) The following persons are the officers and directors of the Underwriter:

                           Position and                       Position and
Name and Principal         Office with First                  Office with
Business Address           Investors Corporation              Registrant
------------------         ---------------------              -------------

Glenn O. Head*             Chairman of the Board              Director
                           and Director

Kathryn S. Head**          Vice President                     President and
                           and Director                       Director

Lawrence A. Fauci*         Director                           None

Jeremiah J. Lyons***       Director                           None

John T. Sullivan*          Director                           Chairman of the
                                                              Board and Director

Jane W. Kruzan****         Director                           None

Marvin M. Hecker*          Executive Vice President           None

Larry R. Lavoie*           Secretary and                      Director
                           General Counsel

Frederick Miller**         Senior Vice President              None

Robert Flanagan*           President                          None

William M. Lipkus**        Chief Financial Officer            None
                           and Treasurer

Anne Condon**              Vice President                     None

Elizabeth Reilly**         Vice President                     None

Matthew Smith**            Vice President                     None

                           Position and                       Position and
Name and Principal         Office with First                  Office with
Business Address           Investors Corporation              Registrant
------------------         ---------------------              ------------

Philip Adriani, Jr.*       Associate Vice President           None

Concetta Durso*            Assistant Vice President           Vice President and
                           and Assistant Secretary            Secretary

Randy Pagan**              Assistant Vice President           None

Mark Segal**               Assistant Vice President           None

Carol Lerner Brown*        Assistant Secretary                Assistant
                                                              Secretary

------------------------

* This person's principal business address is 95 Wall Street, New York, NY
10005.
** This person's principal business address is 581 Main Street, Woodbridge, NJ 07095.
*** This person's principal business address is 56 Weston Avenue, Chatham, NJ 07928.
**** This person's principal business address is 232 Adair Street, Decatur, GA 30030.


        (c)     Not applicable


Item 28.        LOCATION OF ACCOUNTS AND RECORDS

                Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29.        MANAGEMENT SERVICES

                Not Applicable.


Item 30.        UNDERTAKINGS


                None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 31 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 23rd day of January 2002.

                                   FIRST INVESTORS CASH MANAGEMENT
                                   FUND, INC.


                                   By:      /s/ Kathryn S. Head*
                                            -----------------------------------
                                            Kathryn S. Head
                                            President and Director

         Pursuant to the requirements of the 1933 Act, this Amendment No. 31 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head *            President and Director        January 23, 2002
----------------------------
Kathryn S. Head

/s/ Joseph I. Benedek            Treasurer and Principal       January 23, 2002
----------------------------     Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head                Director                      January 23, 2002
----------------------------
Glenn O. Head

/s/ Robert M. Grohol*            Director                      January 23, 2002
----------------------------
Robert M. Grohol

/s/ Larry R. Lavoie              Director                      January 23, 2002
----------------------------
Larry R. Lavoie

/s/ Rex R. Reed*                 Director                      January 23, 2002
----------------------------
Rex R. Reed

/s/ Herbert Rubinstein*          Director                      January 23, 2002
----------------------------
Herbert Rubinstein

/s/ James M. Srygley *           Director                      January 23, 2002
----------------------------
James M. Srygley

/s/ John T. Sullivan *           Chairman of the Board         January 23, 2002
----------------------------     and Director
John T. Sullivan

/s/ Robert F. Wentworth *        Director                      January 23, 2002
----------------------------
Robert F. Wentworth



*  By:   /s/ Larry R. Lavoie
         ---------------------------------
           Larry R. Lavoie
           (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

23(i)           Opinion and Consent of Counsel

23(j)(i)        Consent of Independent Accountants

23(n)           Amended and Restated Plan pursuant to Rule 18f-3